                                                                   EXHIBIT 10.26

                      FIVE-YEAR TERM LOAN CREDIT AGREEMENT



                            DATED AS OF JUNE 25, 2002

                                      AMONG

                        VISTEON CORPORATION, AS BORROWER,

                                THE SEVERAL BANKS
                        FROM TIME TO TIME PARTIES HERETO,

                              JPMORGAN CHASE BANK,
                            AS ADMINISTRATIVE AGENT,

                                       AND

                              BANK OF AMERICA N.A.,
                              AS SYNDICATION AGENT




                              ---------------------



                         J.P. MORGAN SECURITIES INC. AND
                        BANC OF AMERICA SECURITIES, LLC,
                  AS JOINT LEAD ARRANGERS AND JOINT BOOKRUNNERS

                                TABLE OF CONTENTS

                                                                                     PAGE
                                                                                     ----
SECTION 1.    DEFINITIONS...............................................................1


SECTION 2.    THE LOANS.................................................................9

        2.1   The Commitment; Commitment Termination Date...............................9
        2.2   Proceeds of Loans........................................................10
        2.3   Commitment Fee...........................................................10
        2.4   [Reserved]...............................................................10
        2.5   Optional Termination or Reduction of Commitments.........................10
        2.6   Notice of Borrowing; Procedure...........................................10
        2.7   [Reserved]...............................................................12
        2.8   [Reserved]...............................................................12
        2.9   [Reserved]...............................................................12
        2.10  [Reserved]...............................................................12
        2.11  [Reserved]...............................................................12
        2.12  Extension of Term of Loans; Conversion of Loans..........................12
        2.13  Register.................................................................14
        2.14  Interest Rates...........................................................15
        2.15  Interest Payment Dates...................................................15
        2.16  Overdue Principal and Interest...........................................15
        2.17  Dates for Payment or Optional Prepayment of Principal....................16
        2.18  Optional Prepayment on Other Dates; Reimbursement for Certain Costs......16
        2.19  Method of Payment........................................................17
        2.20  Pro Rata Treatment and Payments..........................................17

SECTION 3.    [RESERVED]...............................................................19


SECTION 4.    GUARANTEE OF LOANS TO AFFILIATES AND THE SPECIAL PURPOSE BORROWER........19


SECTION 5.    CONDITIONS TO LOANS......................................................20

        5.1   Each Loan to the Company, an Affiliate or the Special Purpose Borrower...20
        5.2   First Loan to the Company, an Affiliate or the Special Purpose Borrower..22

SECTION 6.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY............................24

        6.1   Corporate Authority of the Company.......................................24
        6.2   Financial Statements.....................................................24
        6.3   Litigation...............................................................25
        6.4   Use of Proceeds..........................................................25
        6.5   Compliance with ERISA....................................................25

                                                                                     PAGE
                                                                                     ----
SECTION 7.     COVENANTS...............................................................25

        7.1    Reports; Certificate as to Default......................................25
        7.2    Further Information.....................................................26
        7.3    Liens...................................................................26
        7.4    Sale-Leasebacks.........................................................27
        7.5    Mergers and Consolidations..............................................27
        7.6    Additional Covenants....................................................28
        7.7    ERISA...................................................................28
        7.8    Notification............................................................28
        7.9    Consolidated Leverage Ratio.............................................28

SECTION 8.     DEFAULT.................................................................29

        8.1    Defaults Relating to the Company........................................29
        8.2    Defaults Relating to the Affiliates and the Special Purpose Borrower....30
        8.3    Defaults Relating to Bankruptcy of the Company..........................32
        8.4    [Reserved]..............................................................33

SECTION 9.     ASSIGNMENT; PARTICIPATIONS..............................................33

        9.1    Assignment by Banks.....................................................33
        9.2    Participation in Loans..................................................34
        9.3    Assignment by the Company, Affiliates or Special Purpose Borrower.......35

SECTION 10.    CHANGE IN CIRCUMSTANCES.................................................35

        10.1   Basis for Determining Interest Rate Inadequate or Unfair................35
        10.2   Illegality..............................................................36
        10.3   Increased Cost..........................................................37
        10.4   Withholding Taxes.......................................................38
        10.5   Replacement of Banks....................................................40

SECTION 11.    THE AGENTS..............................................................41

        11.1   Appointment.............................................................41
        11.2   Delegation of Duties....................................................41
        11.3   Exculpatory Provisions..................................................42
        11.4   Reliance by Administrative Agent........................................42
        11.5   Notice of Default.......................................................42
        11.6   Non-Reliance on Agents and Other Banks..................................43
        11.7   Indemnification.........................................................43
        11.8   Agent in Its Individual Capacity........................................44
        11.9   Successor Administrative Agent..........................................44
        11.10  Syndication Agent.......................................................44

                                                                                     PAGE
                                                                                     ----
SECTION 12.    MISCELLANEOUS...........................................................45

        12.1   Notices.................................................................45
        12.2   Term of Agreement.......................................................45
        12.3   No Waivers..............................................................45
        12.4   New York Law and Jurisdiction...........................................45
        12.5   Entire Agreement........................................................46
        12.6   Payment of Certain Expenses.............................................46
        12.7   [Reserved]..............................................................48
        12.8   Changes, Waivers, etc.; Adjustments.....................................48
        12.9   Severability............................................................49
        12.10  Successors and Assigns..................................................49
        12.11  Counterparts............................................................49
        12.12  Third Party Beneficiaries...............................................49
        12.13  Electronic Recording....................................................49


                      FIVE-YEAR TERM LOAN CREDIT AGREEMENT


         This FIVE-YEAR TERM LOAN CREDIT AGREEMENT, dated as of June 25, 2002, is among VISTEON CORPORATION, a Delaware corporation (the "Company"), the several banks and other financial institutions or entities from time to time parties to this Agreement (the "Banks"), JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent (the "Administrative Agent"), and BANK OF AMERICA N.A., as syndication agent (the "Syndication Agent").

         The Company desires to obtain a five-year term loan facility for itself in the aggregate amount of U.S. $250,000,000, and the Banks and Administrative Agent are willing to provide such term loan facility and to make Loans to the Company, subject to the terms and conditions set forth below.

SECTION 1. DEFINITIONS

         The following terms, as used herein, have the following respective meanings:

         "Accession Memorandum" means a memorandum of any Affiliate or a Special Purpose Borrower substantially in the form of Exhibit D hereto evidencing the agreement of the Affiliate or Special Purpose Borrower to be bound by the terms of this Agreement; provided that such a memorandum shall contain such changes or additional provisions as may be deemed necessary by mutual agreement of the Administrative Agent, Company, and the Affiliate or Special Purpose Borrower, as applicable, other than any changes to the interest rate applicable to any Loan, the Pricing Grid, any changes to or requests for additional financial covenants, any changes to or requests for collateral or other support for any Loan or any changes to the items described in Section 12.8(a).

         "Affiliate" means any direct or indirect majority-owned subsidiary of the Company and any partnership of which the Company or a direct or indirect majority-owned subsidiary of the Company is a general or unlimited partner. For purposes of this definition, "majority-owned" means ownership of more than 50% of the capital stock of or other equity interest in, or more than 50% of the voting power with respect to, an entity.

         "Affiliate Event of Default" has the meaning set forth in Section 8.2.

         "Agents" means the Administrative Agent and the Syndication Agent collectively.

         "Aggregate Exposure" means, with respect to any Bank at any time, an amount equal to the principal amount of such Bank's Loans then outstanding plus the amount of such Bank's Available Commitment then in effect or, if the Commitments have been terminated, the principal amount of such Bank's Loans.

         "Aggregate Exposure Percentage" means, with respect to any Bank at any time, the ratio (expressed as a percentage) of such Bank's Aggregate Exposure at such time to the Aggregate Exposure of all Banks at such time.

         "Aggregate Loans" means the total principal amount of all outstanding Loans.

         "Agreement" means this Five-Year Term Loan Credit Agreement, together with the exhibits hereto, as amended from time to time.

         "Annual Report" has the meaning set forth in Section 7.1(a).

         "Assignment and Acceptance" means an Assignment and Acceptance, substantially in the form of Exhibit C.

         "Availability Period" means the period from and including the Effective Date to the Commitment Termination Date.

         "Available Commitment" means as to any Bank at any time during the Availability Period, an amount equal to the excess, if any, of (a) such Bank's Commitment then in effect over (b) the aggregate principal amount of such Bank's Loans then outstanding.

         "Banks" has the meaning provided in the preamble hereto; provided, that unless the context otherwise requires, each reference herein to the Banks shall be deemed to include any Conduit Bank.

         "Bank's Actual Reserve Cost" has the meaning set forth in Section 10.3(b).

         "Base Rate" means for any day the greater of (i) an annual rate of interest equal to that announced generally from time to time by the Administrative Agent at its Domestic Lending Office as its prime rate, base rate or equivalent rate and in effect on such day and (ii) the Federal Funds Effective Rate plus 0.50%.

         "Base Rate Loan" means any Loan hereunder denominated in United States dollars which the Company (on behalf of itself or an Affiliate) or the Special Purpose Borrower specifies pursuant to Section 2.6 or Section 2.12 as a Base Rate Loan.

         "Base Rate Margin" means the applicable amount as set forth on the Pricing Grid.

         "Benefitted Bank" has the meaning set forth in Section 12.8(b).

         "Bilateral Revolving Credit Agreements" means the bilateral Five-Year Credit Agreements and the bilateral 364-Day/2-Year Term-Out Credit Agreements entered into between the Company and certain Banks prior to June 20, 2002.

         "Borrowing" means a borrowing hereunder consisting of a Loan made to the Company, any Affiliate or the Special Purpose Borrower by any Bank. A Borrowing is a "Domestic Borrowing" if such Loan is a Domestic Loan or a "Eurodollar Borrowing" if such Loan is a Eurodollar Loan.

         "Commitment" means, as to any Bank, the obligation of such Bank, if any, to make Loans during the Availability Period in an aggregate principal amount not to exceed the amount set forth under the heading "Commitment" opposite such Bank's name on Schedule 1 or in the

Assignment and Acceptance pursuant to which such Bank became a party hereto, as the same may be changed from time to time pursuant to the terms hereof.

         "Commitment Fee" has the meaning set forth in Section 2.3(a).

         "Commitment Quarter" means each three-month period ending on September 30, December 31, March 31 and June 30 which falls (in whole or in part) within the Availability Period.

         "Commitment Termination Date" has the meaning set forth in Section 2.1(b).

         "Conduit Bank" means any special purpose corporation organized and administered by any Bank for the purpose of making Loans otherwise required to be made by such Bank and designated by such Bank in a written instrument; provided, that the designation by any Bank of a Conduit Bank shall not relieve the designating Bank of any of its obligations to fund a Loan under this Agreement if, for any reason, its Conduit Bank fails to fund any such Loan, and the designating Bank (and not the Conduit Bank) shall have the sole right and responsibility to deliver all consents and waivers required or requested under this Agreement with respect to its Conduit Bank, and provided, further, that no Conduit Bank shall (a) be entitled to receive any greater amount pursuant to
Section 2.18, 10.3, 10.4 or 12.6 than the designating Bank would have been entitled to receive in respect of the extensions of credit made by such Conduit Bank or (b) be deemed to have any Commitment.

         "Consolidated EBITDA" means for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) interest expense, (c) amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans), (d) depreciation and amortization expense, (e) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (f) any non-recurring expenses or losses, and (g) with respect to any discontinued operation, any loss resulting therefrom; and minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (i) to the extent included in the statement of such Consolidated Net Income for such period, any non-recurring income or gains or (ii) with respect to any discontinued operation, any gain resulting therefrom, all as determined on a consolidated basis. For the purposes of calculating Consolidated EBITDA during any four quarter period in which a Material Acquisition or a Material Disposition has occurred, Consolidated EBITDA for such period shall be calculated after giving pro forma effect to such Material Acquisition or Material Disposition as if such Material Acquisition or Material Disposition occurred on the first day of such four quarter period.

         "Consolidated Leverage Ratio" means as of the end of any fiscal quarter, the ratio of (a) Consolidated Total Debt as of such date to (b) Consolidated EBITDA for the period of four fiscal quarters ending as of such date.

         "Consolidated Net Income" means for any period, the consolidated net income (or loss) of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

         "Consolidated Total Assets" means, as of the date of determination, all amounts that would, in conformity with GAAP, be set forth opposite the caption "total assets" (or any like caption) on a consolidated balance sheet of the Company and its Subsidiaries at such date.

         "Consolidated Total Debt" means, as of any date and without duplication, the aggregate principal amount of all Indebtedness of the Company and its Subsidiaries on a consolidated basis minus Consolidated Total Net Cash as of such date.

         "Consolidated Total Net Cash" means, as of any date, all amounts that would, in conformity with GAAP, be set forth opposite the caption "cash and cash equivalents" (or any like caption) on a consolidated balance sheet of the Company and its Subsidiaries at such date.

         "Domestic Business Day" means any day, except a Saturday, Sunday or other day on which commercial banks in New York City are authorized or obligated by law or regulation to close.

         "Domestic Funding Office" means the office of the Administrative Agent specified in Exhibit B hereto or such other office as may be specified from time to time by the Administrative Agent by written notice to the Company, the Special Purpose Borrower and the Banks as its funding office for the purpose of funding or payment of Domestic Loans.

         "Domestic Lending Office" means, as to any Bank, the office, branch or affiliate of such Bank in the continental United States specified as such in Exhibit B hereto or such other office, branch or affiliate of such Bank in the continental United States as it may hereafter designate as the Domestic Lending Office by notice to the Administrative Agent.

         "Domestic Loan" means any Loan made pursuant to Section 2.1 which the Company (on behalf of itself or an Affiliate) or the Special Purpose Borrower specifies pursuant to Section 2.6 or Section 2.12 as a Base Rate Loan.

         "Effective Date" means June 25, 2002.

         "ERISA" means the Employee Retirement Income Security Act of 1974 of the United States, as amended.

         "Eurodollar Business Day" means any day, except a Saturday, Sunday or other day on which commercial banks in New York City are authorized or obligated by law or regulation to close, on which commercial banks in New York City are open for trading in United States dollar deposits in the interbank eurodollar market.

         "Eurodollar Funding Office" means the office of the Administrative Agent specified in Exhibit B hereto or such other office as may be specified from time to time by the Administrative Agent by written notice to the Company, the Special Purpose Borrower and the Banks as its funding office for the purpose of funding or payment of Eurodollar Loans.

         "Eurodollar Lending Office" means, as to any Bank, the office, branch or affiliate of such Bank specified as such in Exhibit B hereto or such other office, branch or affiliate of such Bank as it may hereafter designate as the Eurodollar Lending Office by notice to the Administrative Agent.

         "Eurodollar Loan" means any Loan made pursuant to Section 2.1 which the Company (on behalf of itself or an Affiliate) or the Special Purpose Borrower specifies pursuant to Section 2.6 or Section 2.12 as a Eurodollar Loan.

         "Eurodollar Margin" means the applicable amount as set forth on the Pricing Grid.

         "Event of Default" has the meaning set forth in Section 8.1.

         "Event of Default - Bankruptcy" has the meaning set forth in Section
8.3.

         "Federal Funds Effective Rate" means for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Domestic Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Domestic Business Day, the average of the quotations for the day of such transactions received by JPMorgan Chase Bank from three federal funds brokers of recognized standing selected by it.

         "Federal Reserve Board" means the Board of Governors of the Federal Reserve System of the United States, or any successor thereto.

         "Fee Payment Date" means each of (a) the tenth Domestic Business Day following the last day of each Commitment Quarter and (b) the Commitment Termination Date.

         "GAAP" means generally accepted accounting principles in the United States as applied to the Company.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).

         "Gross-up" means the amount payable to the Administrative Agent or any Bank to account for required deductions for withholding taxes as provided in
Section 10.4.

         "Guarantee" means the guarantee and other obligations of the Company set forth in Section 4.

         "Guaranteed Obligations" has the meaning set forth in Section 4.

         "Indebtedness" means, as of any date, the amount outstanding on such date under notes, bonds, debentures, commercial paper, or other similar evidences of indebtedness for money borrowed.

         "Interest Period" means with respect to each Eurodollar Loan:

         (a) initially, the period commencing on the date of Borrowing with respect to such Loan (or in the case of a Loan which has been converted into a Eurodollar Loan, on the date specified in
                  Section 2.12) and ending one, two, three or six months thereafter, as the Company (on behalf of itself or an Affiliate) or the Special Purpose Borrower may elect pursuant to Section 2.6 or Section 2.12; and

         (b) thereafter, each period commencing on the last day of the next preceding Interest Period for such Borrowing and ending one, two, three or six months thereafter, as the Company (on behalf of itself or an Affiliate) or the Special Purpose Borrower may elect pursuant to Section 2.12;

         provided, however, that:

                           (i) any such Interest Period which would otherwise
                  end on a day which is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless such Eurodollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Eurodollar Business Day;

                           (ii) any such Interest Period which begins on the
                  last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on a day which is the last Eurodollar Business Day of the applicable calendar month; and

                           (iii) neither the Company (on behalf of itself or an
                  Affiliate) nor the Special Purpose Borrower may elect an Interest Period that would end later than the Maturity Date.

         "LIBO Rate" means with respect to any Eurodollar Loan for any Interest Period, the London interbank offered rate for deposits in United States dollars appearing on Telerate Page 3750 as of 11:00 a.m. (London, England time) two Eurodollar Business Days prior to the beginning of such Interest Period for the period commencing on the date of such Eurodollar Loan and ending on a maturity date comparable to that of the applicable Interest Period. In the event that such rate does not appear on Page 3750 of the Telerate screen, the "LIBO Rate" shall be determined by reference to such other comparable publicly available service for displaying eurocurrency rates as may be selected by the Administrative Agent or, in the absence of such availability, by reference to the rate at which the Administrative Agent is offered deposits in identical currencies at or about 11:00 a.m., New York City time, two Eurodollar Business Days prior to the beginning of such Interest Period in the interbank eurocurrency market where its eurocurrency and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein.

         "Lien" means any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

         "Loan" means any Domestic Loan or Eurodollar Loan.

         "Mandatory Cost Rate" has the meaning set forth in Section 10.3.

         "Material Acquisition" means any one or more acquisitions of any business entity or entities, or of any operating unit or units of any business entity or entities, that become consolidated with the Company in accordance with GAAP and that involve the payment of consideration (including, without limitation, the assumption of debt) by the Company and its Subsidiaries in excess of $25,000,000 in the aggregate during any fiscal quarter of the Company.

         "Material Disposition" means any one or more dispositions by the Company or a Subsidiary of any business entity or entities, or of any operating unit or units of the Company or a Subsidiary, that become unconsolidated with the Company in accordance with GAAP and that involve the receipt of consideration by the Company and its Subsidiaries in excess of $25,000,000 in the aggregate during any fiscal quarter of the Company.

         "Maturity Date" means June 25, 2007.

         "New Corporate Offices" has the meaning set forth in Section 6.4.

         "Normal Banking Hours" with respect to the Notice Office of the Administrative Agent means the period from 9:00 a.m. to 5:00 p.m. in the time zone in which the Notice Office is located on a Domestic Business Day.

         "Note" means any promissory note evidencing Loans.

         "Notice Office" means the office of the Administrative Agent in the continental United States specified as such in Exhibit B hereto or such other office of the Administrative Agent in the continental United States as it may hereafter designate as the Notice Office by notice to the Company, the Affiliates and the Special Purpose Borrower.

         "Obligations" means the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, any Affiliate or the Special Purpose Borrower whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Company, each Affiliate and the Special Purpose Borrower to the Administrative Agent or to any Bank, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other document made, delivered or given in connection herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the Administrative Agent or to any Bank that are required to be paid by the Company pursuant hereto) or otherwise.

         "Operative Agreement" has the meaning set forth in the definition of Special Purpose Borrower.

         "Participant" has the meaning set forth in Section 9.2.

         "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

         "Plan" means an employee benefit plan or other plan (other than a multi-employer benefit plan) maintained by the Company or its Subsidiaries (including the Company) for employees of the Company and its Subsidiaries (including the Company) and covered by Title IV of ERISA.

         "Pricing Grid" means the pricing grid set forth below and based on the Company's long-term senior unsecured non-credit-enhanced debt ratings as provided by Standard & Poor's Ratings Services, a Division of the McGraw Hill Companies, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's"):

  Long-Term Senior Unsecured
   Non-Credit-Enhanced Debt
            Rating                      Eurodollar                    Base Rate
         (higher of)                      Margin                       Margin
         S&P/Moody's                      (bps.)                       (bps.)
  --------------------------            ----------                    ---------
        >BBB/Baa2                         100.0                         0.0
         BBB/Baa2                         112.5                        12.5
        <BBB/Baa2                         137.5                        37.5

         The applicable Eurodollar Margin and Base Rate Margin shall be determined based upon the long-term senior unsecured non-credit-enhanced debt ratings as provided by the S&P or Moody's. In the event that the S&P and Moody's ratings of the Company are not equivalent, the applicable Eurodollar Margin and Base Rate Margin will be determined by the higher rating. In the event that either S&P or Moody's ceases to provide a long-term senior unsecured non-credit-enhanced debt rating for the Company, the applicable Eurodollar Margin and Base Rate Margin will be determined by reference to the rating issued by the other rating agency. For any period in which neither S&P nor Moody's provides a long-term senior unsecured non-credit-enhanced debt rating for the Company, the rating shall for purposes of this definition be <BBB/Baa2.

         "Quarterly Report" has the meaning set forth in Section 7.1(b).

         "Register" has the meaning set forth in Section 2.13.

         "Regulation D" has the meaning set forth in Section 10.3(a).

         "Regulatory Change" has the meaning set forth in Section 10.3(a).

         "Reportable Event" has the meaning set forth in Title IV of ERISA.

         "Required Banks" means, at any time, holders of more than 50% of the Aggregate Exposures of all Banks then in effect.

         "Reserves" has the meaning set forth in Section 10.3(b).

         "Sale-Leasebacks" has the meaning set forth in Section 7.4.

         "Senior Debt" has the meaning set forth in Section 7.6.

"Special Purpose Borrower" means any domestic special purpose entity which (i) owns the New Corporate Offices and the real estate incidental thereto and (ii) leases or otherwise conveys to the Company or any of its Subsidiaries the right to own, occupy or use the New Corporate Offices pursuant to the terms and conditions of an agreement (the "Operative Agreement") in form and substance reasonably acceptable to the Administrative Agent; provided, that the Company may not designate more than one Special Purpose Borrower hereunder during the term of this Agreement. The provisions of this Agreement applicable to a Special Purpose Borrower and any special purpose entity pursuant to the last paragraph of Section 8.2 shall only apply to any Special Purpose Borrower or any such special purpose entity from and after the date on which the Company designates a Special Purpose Borrower hereunder.

         "Subsidiary" means a corporation, partnership, limited liability company or other entity which would be consolidated on the balance sheets of the Company and its Subsidiaries in accordance with GAAP. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company. For purposes of the definition of "Consolidated Total Debt", "Subsidiary" shall be deemed to include the Special Purpose Borrower, if any.

         "10-K Report" has the meaning set forth in Section 7.1(a).

         "10-Q Report" has the meaning set forth in Section 7.1(b).

         "United States dollars" and "$" mean the lawful currency of the United States.

SECTION 2. THE LOANS

         2.1 THE COMMITMENT; COMMITMENT TERMINATION DATE

              (a) Subject to the terms and conditions set forth in this Agreement, each Bank agrees to make up to an aggregate of twenty (20) Loans to the Company, the Affiliates and the Special Purpose Borrower from time to time during the Availability Period in an aggregate principal amount not exceeding the amount of such Bank's Commitment. The Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Company (on behalf of itself or an Affiliate) or the Special Purpose Borrower and notified to the Administrative Agent in accordance with Sections 2.6 and 2.12. The Commitments shall automatically be reduced on the date of any Borrowing (after giving effect to such Borrowing) by the amount of any such Borrowing.

              (b) The "Commitment Termination Date" shall be December 31, 2005. The unused portion of the Commitment of each Bank, if any, shall automatically terminate on the Commitment Termination Date.

         2.2 PROCEEDS OF LOANS

         The principal amount of each Loan shall be disbursed to the Company, an Affiliate or the Special Purpose Borrower, as applicable, on the date of Borrowing of such Loan in United States dollars in immediately available funds to the account of the Company, the Affiliate or the Special Purpose Borrower, as applicable, specified by the Company (on behalf of itself or an Affiliate) or the Special Purpose Borrower to the Administrative Agent from time to time.

         2.3 COMMITMENT FEE

         The Company shall pay to the Administrative Agent for the account of each Bank a commitment fee (the "Commitment Fee") during the Availability Period at a rate per annum of 0.15% on the daily average undrawn amount of the Commitment of such Bank during the Commitment Quarter for which the Commitment Fee is being paid. The Commitment Fee with respect to each Commitment Quarter shall be payable in arrears on each Fee Payment Date and shall be computed on the basis of a year of 365 (or 366) days for the actual number of days for which due. The Commitment Fee shall be payable to the Administrative Agent and shall be transmitted via the National Automated Clearing House Association electronic payments network in the United States to an account in the continental United States specified by the Administrative Agent from time to time by notice to the Company.

         2.4 [RESERVED]

         2.5 OPTIONAL TERMINATION OR REDUCTION OF COMMITMENTS

         The Company may at any time or from time to time during the Availability Period, upon three Domestic Business Days' written notice to the Administrative Agent at the Notice Office, (a) terminate the Commitments or (b) reduce the unused portion of the Commitments. From the effective date of any such termination or reduction, the Commitment Fee specified in Section 2.3 shall cease to accrue or shall be correspondingly reduced, provided that no such termination or reduction shall affect the Company's obligation to pay the Commitment Fee to the extent theretofore accrued. If the Company terminates the Commitments in their entirety, such accrued Commitment Fee shall be payable within 30 days after the effective date of such termination in the manner provided in Section 2.3. Any termination or reduction of the unused portion of the Commitments by the Company pursuant to this Section 2.5 shall be in an amount equal to $1,000,000, or a whole multiple thereof, and shall be irrevocable.

         2.6 NOTICE OF BORROWING; PROCEDURE

         With respect to each Domestic Borrowing, the Company (on behalf of itself or an Affiliate) or the Special Purpose Borrower, as applicable, shall give notice of the Borrowing to the Administrative Agent at the Notice Office no later than the date of such Borrowing, but not later than 11:00 a.m. (New York City time) on such date. With respect to each Eurodollar Borrowing, the Company (on behalf of itself or an Affiliate) or the Special Purpose Borrower shall give notice of the Borrowing to the Administrative Agent at the Notice Office no later than three Eurodollar Business Days prior to the date of such Borrowing, but not later than 11:00 a.m. (New York City time) on such date. In each case, the notice shall be given by telephone (and shall be promptly confirmed in a writing substantially in the form of Exhibit A-1, in the case of a Loan to the Company or an Affiliate, or Exhibit A-2, in the case of a Loan to the Special Purpose Borrower) and shall specify:

                  (a) The borrower;

                  (b) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic Borrowing or a Eurodollar Business Day in the case of a Eurodollar Borrowing;

                  (c) the amount of such Borrowing, which shall be not less than $5,000,000;

                  (d) whether the Loan comprising such Borrowing is to be a Base Rate Loan or a Eurodollar Loan;

                  (e) if such Loan is to be a Eurodollar Loan, the duration of the initial Interest Period; and

                  (f) whether any Bank has requested a Gross-up pursuant to the next succeeding sentence.

At the time that the Company (on behalf of itself or an Affiliate) or the Special Purpose Borrower gives a notice of Borrowing, each Bank shall telephonically notify the Company or the Special Purpose Borrower, as applicable, and the Administrative Agent whether such Bank will require a Gross-up for withholding taxes in connection with such Loan (as provided in Section 10.4). A notice of Borrowing, once given to the Administrative Agent, shall not be revocable by the Company (on behalf of itself or an Affiliate) or Special Purpose Borrower, except in the event that any Bank notifies the Company or Special Purpose Borrower at the time the it gives notice of the Borrowing that a Gross-up will be required, in which case, the Company (on behalf of itself or an Affiliate) may promptly withdraw the notice of Borrowing.

Upon receipt of any such notice of Borrowing from the Company or the Special Purpose Borrower, the Administrative Agent shall promptly notify each Bank thereof. Each Bank will make the amount of its pro rata share of each Borrowing available to the Administrative Agent for the account of the Company, an Affiliate or the Special Purpose Borrower at the Domestic Funding Office in the case of Domestic Loans or the Eurodollar Funding Office in the case of Eurodollar Loans in each case prior to 12:00 Noon, local time, on the date of Borrowing requested by the Company or Special Purpose Borrower in funds immediately available to the Administrative Agent. Such Borrowing will then be made available to the Company, the Affiliate or the Special Purpose Borrower, whichever is the borrower, by the Administrative Agent crediting the account of the Company, the Affiliate or the Special Purpose Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Banks and in like funds as received by the Administrative Agent.

         2.7 [RESERVED]

         2.8 [RESERVED]

         2.9 [RESERVED]

         2.10 [RESERVED]

         2.11 [RESERVED]

         2.12 EXTENSION OF TERM OF LOANS; CONVERSION OF LOANS

         (a) The Company (on behalf of itself or any Affiliate which has borrowed hereunder) or Special Purpose Borrower may, at its option, elect (i) to extend any outstanding Eurodollar Loan or (ii) to convert any outstanding Base Rate Loan into a Eurodollar Loan or any outstanding Eurodollar Loan into a Base Rate Loan, in each case, by giving notice to the Administrative Agent at the Notice Office.

         (b) An outstanding Loan may be converted pursuant to Section 2.12(a) only on a day which meets both of the following requirements:

         (i) an outstanding Loan may only be converted on a day which is (A) if such outstanding Loan is a Domestic Loan, a Domestic Business Day or (B) if such outstanding Loan is a Eurodollar Loan, a Eurodollar Business Day; and

         (ii) an outstanding Loan may only be converted into (A) a Domestic Loan on a Domestic Business Day or (B) a Eurodollar Loan on a Eurodollar Business Day.

Subject to the requirements of this Section 2.12(b), an outstanding Loan may be converted on the last day of the then-existing Interest Period for such Loan (if such Loan has an Interest Period) or at any time (if such Loan does not have an Interest Period), as provided in Section 2.12(b), or, in the case of a Loan having an Interest Period, at times other than the last day of an Interest Period, as provided in Section 2.12(f).

         (c) The notice by the Company or Special Purpose Borrower to the Administrative Agent of an election pursuant to Section 2.12(a) to extend any outstanding Loan, to convert any outstanding Loan on the last day of the then-existing Interest Period (if the outstanding Loan has an Interest Period) or to convert any outstanding Loan which does not have an Interest Period shall be given by telephone (and shall be promptly confirmed in a writing substantially in the form of Exhibit A hereto) as follows:

         (i) if such outstanding Loan is a Eurodollar Loan to be extended as such, by giving notice no later than three Eurodollar Business Days prior to the last day of the then-existing Interest Period with respect to such Loan, but not later than 11:00 a.m. (New York City time) on such day;

                  (ii) if such outstanding Loan is a Eurodollar Loan which is to be converted into a Domestic Loan, by giving notice not later than 11:00 a.m. (New York City time) on the last day of the then-existing Interest Period with respect to such outstanding Loan; and

                  (iii) if such outstanding Loan is a Domestic Loan which is to be converted into a Eurodollar Loan, by giving notice no later than three Eurodollar Business Days, but not later than 11:00 a.m. (New York City time) on such date, prior to the day on which the Company, Affiliate or Special Purpose Borrower, as applicable, desires the conversion of such outstanding Loan to be made effective.

                  (d) Each notice given by the Company or Special Purpose Borrower pursuant to this Section 2.12 shall specify:

                  (i) whether such outstanding Loan is to be extended or converted;

                  (ii) if such outstanding Loan is to be converted, the date such conversion should be effective;

                  (iii) if such outstanding Loan is to be extended and is a Eurodollar Loan, the Interest Period for the Loan as so extended;

                  (iv) if such outstanding Loan is to be converted, whether such Loan is to be converted into a Base Rate Loan or Eurodollar Loan;

                  (v) if such outstanding Loan is to be converted into a Eurodollar Loan, the Interest Period therefor; and

                  (vi) whether the Administrative Agent or any Bank has requested a Gross-up pursuant to subsection (g) below.

                  (e) With respect to each outstanding Loan which shall be extended or converted pursuant to this Section 2.12:

                  (i) the Company, the Affiliate or Special Purpose Borrower, whichever is the borrower, shall pay to the Administrative Agent for the account of each Bank all accrued and unpaid interest with respect to such outstanding Loan,

                           (A) if such Loan is a Eurodollar Loan, on the last
                  day of the then-existing Interest Period with respect to such outstanding Loan; or

                           (B) if such Loan is a Base Rate Loan, or if pursuant
                  to Section 2.12(f) the Loan is being converted on a day other than the last day of the then-existing Interest Period, on the day such outstanding Loan is converted;

                  (ii) no repayment of the principal amount of such outstanding Loan shall be required; and

                  (iii) the Loan to be outstanding upon the extension or conversion of an outstanding Loan shall not be deemed to be a new Loan under Section 5.1 of this Agreement.

                  (f) Subject to the requirements of Sections 2.12(a) and 2.12(b), any outstanding, Eurodollar Loan may be converted pursuant to this
Section 2.12 at times other than the last day of an Interest Period; provided, however, that

                  (i) the Company's or Special Purpose Borrower's notice with respect to any such conversion shall be given no later than in the case of a conversion of an outstanding Eurodollar Loan into a Domestic Loan, the date of such conversion, but not later than 11:00 a.m. (New York City time) on such date; and

                  (ii) the Company, the Affiliate or the Special Purpose Borrower, whichever is the borrower, shall reimburse the Bank on demand for any loss incurred by it as a result of the timing of any such conversion in an amount determined as provided in Section 2.18 with respect to prepayments.

                  (g) At the time that the Company (on behalf of itself or an Affiliate) or Special Purpose Borrower gives a notice to extend or convert any Loan pursuant to the requirements of this Section 2.12, each Bank shall telephonically notify the Company or the Special Purpose Borrower, as applicable, and the Administrative Agent whether such Bank will require a Gross-up for withholding taxes in connection with such Loan as so extended or converted (as provided in Section 10.4). A notice to extend or convert any Loan, once given to the Administrative Agent, shall not be revocable by the Company or Special Purpose Borrower, except in the event that any Bank notifies the Company or Special Purpose Borrower, as applicable, at the time it gives notice to extend or convert a Loan that a Gross-up will be required, in which case, the Company (on behalf of itself or the Affiliate) or Special Purpose Borrower, as applicable, may promptly withdraw the notice to extend or convert the Loan.

         2.13 REGISTER

         The Administrative Agent shall, on behalf of the Company, the Affiliates and the Special Purpose Borrower, maintain at one of its offices a register for the recordation of the names and addresses of the Banks and the Commitment of, and the principal amount of the Loans owing to each Bank from time to time (the "Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and the Company, the Affiliates, the Special Purpose Borrower, the Administrative Agent and the Banks shall treat each Person whose name is recorded in the Register as the owner of the Loans (and any Notes evidencing the Loans) recorded therein for all purposes of this Agreement. Any assignment of any Loan pursuant to Section 9.1, whether or not evidenced by a Note, shall be effective only upon appropriate entries with respect thereto being made in the Register (and any Note evidencing such Loan shall expressly so provide). Any assignment or transfer of all or part of a Loan shall be registered on the Register only upon presentation of a duly executed Assignment and Acceptance and, if such Loan is evidenced by a Note, surrender of such Note for registration of assignment or transfer.

         2.14 INTEREST RATES

         (a) Each Loan shall bear interest on the outstanding principal amount thereof, as follows:

         (i) with respect to each Base Rate Loan, at a fluctuating rate per annum equal to the sum of (x) the Base Rate in effect from time to time while such Base Rate Loan is outstanding and (y) the Base Rate Margin; and

         (ii) with respect to each Eurodollar Loan, during each Interest Period applicable thereto at a rate per annum equal to the sum of (x) the LIBO Rate applicable to such Interest Period and (y) the Eurodollar Margin.

         (b) Interest on Base Rate Loans shall be computed on the basis of a year of 365 (or 366) days and paid for the actual number of days for which due. Interest on Eurodollar Loans shall be computed on the basis of a year of 360 days and paid for the actual number of days for which due. Interest for each Interest Period with respect to a Eurodollar Loan shall be calculated from and including the first day thereof to but excluding the last day thereof.

         2.15 INTEREST PAYMENT DATES

         Interest on each Loan shall be payable as follows:

         (a) with respect to each Base Rate Loan, on each March 31, June 30, September 30 and December 31 that such Loan is outstanding, and upon payment in full of such Loan; and

         (b) with respect to each Eurodollar Loan, (i) if the current Interest Period for such Eurodollar Loan is one month, two months or three months, on the last day of such Interest Period or (ii) if the current Interest Period for such Eurodollar Loan is six months, on the last day of the third month and on the last day of the sixth month of such Interest Period, and upon payment in full of such Loan.

         2.16 OVERDUE PRINCIPAL AND INTEREST

         Any overdue principal of the Loans and, to the extent permitted by law, overdue interest thereon, shall bear interest payable on demand for each day from the date payment thereof was due to the date of actual payment, as follows:

         (a) with respect to each Base Rate Loan, at a rate per annum equal to 1% plus the sum of (x) the Base Rate in effect from time to time while such Loan is overdue and (y) the Base Rate Margin; and

         (b) (i) with respect to overdue principal on each Eurodollar Loan, at a daily rate, which shall be calculated by the Administrative Agent (whose determination shall be conclusive in the absence of manifest error) and shall be a rate per annum equal to the sum of (A) 1% plus (B) the Eurodollar Margin plus (C) the LIBO Rate, and (ii) with respect to overdue interest on each Eurodollar Loan, at the rate per annum equal to the sum of (X) 1% plus (Y) the Eurodollar Margin plus (Z) the interest rate per annum at which deposits in the amount of such overdue interest are offered to the Administrative Agent by other leading banks, as determined by the Administrative Agent, in the London interbank market for a period of one day, or if no such rate is available, one month (or, if such amount remains unpaid more than three Eurodollar Business Days, then for such other period of time not longer than six months as the Administrative Agent may elect).

         2.17 DATES FOR PAYMENT OR OPTIONAL PREPAYMENT OF PRINCIPAL

         Each of the Company, each Affiliate and the Special Purpose Borrower unconditionally promises to repay the unpaid principal amount of each Loan made to it on the Maturity Date. Each of the Company, each Affiliate and the Special Purpose Borrower may, at its option, prepay the principal amount of any Loan made to it, in whole or in part, without penalty or premium, as follows:

              (a) with respect to any Base Rate Loan, on any Domestic Business Day, provided that the Company (on behalf of itself or an Affiliate) or the Special Purpose Borrower, as applicable, deliver an irrevocable notice of prepayment to the Administrative Agent no later than 11:00 a.m., New York City time, on such date, which notice shall specify the date and amount of prepayment; and

              (b) with respect to any Eurodollar Loan on the last day of any Interest Period therefor, provided that the Company (on behalf of itself or an Affiliate) or the Special Purpose Borrower, as applicable, deliver an irrevocable notice of prepayment to the Administrative Agent no later than 11:00 a.m., New York City time, three Eurodollar Business Days prior to such date, which notice shall specify the date and amount of prepayment;

in each case together with accrued interest on the amount prepaid to the date of prepayment. Amounts prepaid on account of the Loans may not be reborrowed. Partial prepayments of any Loans shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof

         2.18 OPTIONAL PREPAYMENT ON OTHER DATES; REIMBURSEMENT FOR CERTAIN
COSTS

         The Company, an Affiliate or the Special Purpose Borrower, may, at its option, prepay the principal amount of any Eurodollar Loan made to it, in whole or in part, at times other than those provided for in Section 2.17(b), in each case together with accrued interest on the amount prepaid to the date of prepayment; provided, however, that with respect to any such Loan the Company, the Affiliate or the Special Purpose Borrower, whichever is the borrower, shall reimburse each Bank on demand for any loss incurred by such Bank as a result of the timing of such payment, including without limitation, any loss incurred in liquidating or re-employing deposits from third parties but excluding loss of the Eurodollar Margin or any other profit for the period after such payment, provided that the amount of such loss shall in no event exceed the amount of interest that would have accrued from the date of prepayment to the last day of the then-current Interest Period in the absence of prepayment, and the relevant Bank shall have delivered to the Company and, if the Company is not the borrower, the Affiliate or the Special Purpose Borrower, as applicable, a written statement setting forth the basis for determining such loss, which written statement shall be conclusive in the absence of manifest error. The Bank shall use its reasonable efforts to mitigate any loss resulting from any prepayment by the Company, the Affiliate or the Special Purpose Borrower.

         2.19 METHOD OF PAYMENT

         All payments required to be made pursuant to this Agreement shall be made in immediately available funds (i) with respect to the Commitment Fee, in United States dollars to the account in the continental United States designated by the Administrative Agent pursuant to Section 2.3, (ii) with respect to payments relating to Loans (including, without limitation, principal, interest, any Gross-up or any payments pursuant to Section 2.18 or 10.3), in United States dollars to the Administrative Agent for the account of the Banks at (A) the Domestic Funding Office, with respect to each Domestic Loan, (B) the Eurodollar Funding Office, with respect to each Eurodollar Loan or (C) at such other location as may be agreed upon by the Administrative Agent and the Company, the Affiliate or the Special Purpose Borrower, as applicable, and (iii) with respect to any other payment due hereunder, in such currency and in such place or office as may be required hereunder or as may be agreed upon by the Administrative Agent and the Company, an Affiliate or the Special Purpose Borrower, as applicable. The Administrative Agent shall distribute such payments to the Banks promptly upon receipt in like funds as received. Whenever any payment of principal of, or interest on, any Domestic Loan or of the Commitment Fee shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day and, in the case of a payment of principal, interest thereon shall be payable for such extended time. Whenever any payment of principal of, or interest on, any Eurodollar Loan shall be due on a day which is not a Eurodollar Business Day, the date for payment thereof shall be extended to the next succeeding Eurodollar Business Day, unless as a result thereof such date would fall in the next calendar month, in which case, such date shall be advanced to the next preceding Eurodollar Business Day, and, in the case of a payment of principal, interest thereon shall be payable to the date of payment as extended or advanced as the case may be.

         2.20 PRO RATA TREATMENT AND PAYMENTS

              (a) Each Borrowing by the Company, any Affiliate or the Special Purpose Borrower from the Banks hereunder, each payment by the Company, an Affiliate or the Special Purpose Borrower on account of the Commitment Fee and any reduction of the Commitments of the Banks shall be made pro rata according to the respective undrawn Commitments of the Banks.

              (b) Each payment (including each prepayment) by the Company on account of principal of and interest on the Loans shall be made pro rata according to the respective outstanding amounts of principal and interest then due and owing to the Banks.

              (c) Unless the Administrative Agent shall have been notified in writing by any Bank prior to a Borrowing that such Bank will not make the amount that would constitute its share of such Borrowing available to the Administrative Agent, the Administrative Agent may assume that such Bank is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Company a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing date, such Bank shall pay to the Administrative Agent, on demand, such amount with interest thereon, at a rate equal to the greater of (i) the Federal Funds Effective Rate and (ii) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, for the period until such Bank makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Bank with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error. If such Bank's share of such Borrowing is not made available to the Administrative Agent by such Bank within three Domestic Business Days after such Borrowing date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Base Rate Loans, on demand, from the Company, the Affiliate or the Special Purpose Borrower, as applicable.

              (d) Unless the Administrative Agent shall have been notified in writing by the Company, the Affiliate or the Special Purpose Borrower, as applicable, prior to the date of any payment due to be made by it hereunder that the Company, the Affiliate or the Special Purpose Borrower, as applicable, will not make such payment to the Administrative Agent, such Administrative Agent may assume that the Company, the Affiliate or the Special Purpose Borrower, as applicable, is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Banks their respective pro rata shares of a corresponding amount. If such payment is not made to the Administrative Agent by the Company, the Affiliate or the Special Purpose Borrower within three Domestic Business Days after such due date, the Administrative Agent shall be entitled to recover, on demand, from each Bank to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Bank against the Company, any Affiliate or the Special Purpose Borrower, as applicable.

         2.21 REPAYMENT OF BILATERAL OBLIGATIONS; TERMINATION OF BILATERAL COMMITMENTS

         The Commitment of each Bank hereunder and the other agreements contained herein are conditioned upon receipt by the Administrative Agent of evidence of repayment by the Company of all amounts of principal and interest outstanding under those Bilateral Revolving Credit Agreements which have not been previously terminated. Subject to the foregoing, the Company, the Affiliates and the Banks agree that any commitment of any Bank to make loans to the Company and any Affiliate pursuant to the terms of any Bilateral Revolving Credit Agreement, to the extent not previously terminated, shall terminate as of the Effective Date, and each Bank party to one or more Bilateral Revolving Credit Agreements whose commitment has not been previously terminated agrees to waive any notice required by such Bilateral Revolving Credit Agreement with regards to the Company's termination of such Bank's commitment. The termination of each such Bank's commitment under its respective Bilateral Revolving Credit Agreement shall not affect or terminate any outstanding payment obligations of the Company or any Affiliate owing or arising under such Bilateral Revolving Credit Agreement, which obligations shall continue until satisfied in their entirety.

SECTION 3. [RESERVED]

SECTION 4. GUARANTEE OF LOANS TO AFFILIATES AND THE SPECIAL PURPOSE BORROWER

              (a) The Company hereby guarantees to the Administrative Agent, for the ratable benefit of the Banks and their affiliates, the due and punctual payment of the principal of and interest on any Loans made to any Affiliate or Special Purpose Borrower under this Agreement and any other Obligations of any Affiliate or Special Purpose Borrower to the Administrative Agent or any Bank under this Agreement or its Accession Memorandum (the "Guaranteed Obligations") when and as the same shall become due and payable, whether at maturity, upon declaration or otherwise, according to the terms thereof. Upon the occurrence of an Affiliate Event of Default with respect to an Affiliate or Special Purpose Borrower hereunder, the Company shall on behalf of the Affiliate or Special Purpose Borrower, as applicable, upon demand by the Administrative Agent punctually make any payment due and payable by the Affiliate or Special Purpose Borrower under this Agreement or its Accession Memorandum, whether at maturity, upon declaration or otherwise; and any such payment shall be treated for the purposes of such Accession Memorandum and this Agreement (other than Section 10.4) as if such payment were made by the Affiliate or Special Purpose Borrower, as applicable.

              (b) The Company hereby agrees that its obligations under this
Section 4 shall be irrevocable and unconditional and that the Company shall not have the right to assert any defenses based upon (i) the validity, regularity or enforceability of any Accession Memorandum or this Agreement or any Note, (ii) the absence of any attempt to collect from the defaulting Affiliate or Special Purpose Borrower, as applicable, or other action to enforce the same, (iii) any dispute between the Company and the Affiliate or Special Purpose Borrower or any Person holding an ownership interest in the Special Purpose Borrower, including any claim by the Company against the Special Purpose Borrower or Person holding an ownership interest in the Special Purpose Borrower in connection with the Special Purpose Borrower's conduct in respect to the New Corporate Offices, (iv) the waiver or consent by the Administrative Agent or any Bank with respect to any provisions thereof or hereof (other than with respect to this Section 4), or
(v) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Company or of a guarantor.

              (c) With respect to its obligations under this Section 4, the Company waives filing of claims with a court, trustee or receiver in the event of receivership or bankruptcy of the defaulting Affiliate or Special Purpose Borrower, diligence, presentment, demand of payment, protest or notice with respect to Guaranteed Obligations and all demands whatsoever (other than that provided for in subsection (a) above), and covenants that this Guarantee is a continuing guarantee and will not be discharged except by complete performance of the Guaranteed

Obligations of the defaulting Affiliate or the Special Purpose Borrower and the obligations of the Company under this Guarantee.

              (d) To the extent of any payment by the Company to the Administrative Agent or any Bank under this Section 4, the Company shall succeed to all corresponding claims that the Administrative Agent or such Bank may have and otherwise be subrogated to the rights of the Administrative Agent or such Bank against the defaulting Affiliate or Special Purpose Borrower or any other person or security in connection with the Loans to the defaulting Affiliate or Special Purpose Borrower, and the Administrative Agent and any such Bank shall use reasonable efforts to cooperate with the Company in seeking recovery under such claims.

              (e) The Company's obligations under this Section 4 constitute a guarantee of payment and not of collection merely and shall remain in full force and effect with respect to each Affiliate and Special Purpose Borrower until the Guaranteed Obligations of such Affiliates and Special Purpose Borrower shall have been paid in full in accordance with the terms of the relevant Accession Memorandum and of this Agreement. If at any time any payment of any of the Guaranteed Obligations of an Affiliate or the Special Purpose Borrower is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Affiliate or Special Purpose Borrower or otherwise, the Company's obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had not been made.

              (f) If demand for, or acceleration of the time for, payment by the Affiliate or Special Purpose Borrower to the Administrative Agent or any Bank of any Guaranteed Obligations of the Affiliate or Special Purpose Borrower is stayed upon the insolvency, bankruptcy, reorganization or proposed compromise or arrangement with creditors of the Affiliate or Special Purpose Borrower, all such Guaranteed Obligations of which payment or performance is stayed that would otherwise be subject to demand for payment or acceleration shall nonetheless be payable by the Company under this Section 4 immediately on demand by the Administrative Agent or such Bank.

SECTION 5. CONDITIONS TO LOANS

         The obligation of each Bank to make each Loan hereunder is subject to the performance by the Company, the Affiliate or the Special Purpose Borrower, whichever is the borrower, of all its obligations under this Agreement and to the satisfaction of the following further conditions:

      5.1 EACH LOAN TO THE COMPANY, AN AFFILIATE OR THE SPECIAL PURPOSE BORROWER

              (a) In the case of each Loan proposed to be made hereunder to the Company, an Affiliate or the Special Purpose Borrower:

              (i) the Administrative Agent shall have received the notice from the Company (on behalf of itself or an Affiliate) or the Special Purpose Borrower required by Section 2.6;

                  (ii) the principal amount of such Loan, when added to the aggregate principal amount of all Loans then outstanding hereunder, shall not exceed the aggregate undrawn amount of the Commitments;

                  (iii) after giving effect to the making of such Loan no Event of Default nor Event of Default - Bankruptcy and no event which, with the giving of notice or lapse of time or both, would become an Event of Default or an Event of Default - Bankruptcy shall have occurred and be continuing; and

                  (iv) the representations and warranties of the Company contained in this Agreement, except those contained in Sections 6.2(b) and 6.3, shall be true and correct in all material respects on and as of the date of such Loan, except to the extent such representations and warranties expressly relate to an earlier date.

Each Borrowing by the Company, an Affiliate or the Special Purpose Borrower shall be deemed to be a representation and warranty by the Company that the conditions specified in clauses (ii), (iii) and (iv) above are satisfied on and as of the date of such Borrowing.

                  (b) In addition to the conditions stated in Section 5.1(a) above, in the case of each Loan proposed to be made to any Affiliate or the Special Purpose Borrower:

                  (i) after giving effect to the making of such Loan, no Affiliate Event of Default with respect to such Affiliate or Special Purpose Borrower and no event which, with the giving of notice or lapse of time or both, would become an Affiliate Event of Default with respect to such Affiliate or Special Purpose Borrower shall have occurred and be continuing;

                  (ii) the representations and warranties of the Affiliate or Special Purpose Borrower, as applicable, contained in its Accession Memorandum shall be true and correct in all material respects on and as of the date of such Loan, except to the extent such representations and warranties expressly relate to an earlier date;

                  (iii) in the case of Loans to the Special Purpose Borrower, the Company and the Special Purpose Borrower shall have delivered certificates of an authorized officer of the Company and Special Purpose Borrower representing:

                           (A) in the case of the Company, that the Guarantee
                  contained in Section 4 constitutes the valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms;

                           (B) in the case of the Special Purpose Borrower, that
                  such entity (i) owns the New Corporate Offices and the real estate incidental thereto, (ii) leases or otherwise conveys to the Company or any of the Company's Subsidiaries the right to occupy and use the New Corporate Offices pursuant to an agreement under which no default (or event which with the passage of time could constitute a default) exists and is continuing, (iii) conducts no business or operations and owns no assets other than those operations and assets incidental to the development and ownership of the New Corporate Offices and (iv) has no Indebtedness other than obligations imposed by operation of law, obligations with respect to its capital stock, Loans outstanding hereunder and Indebtedness to the Company or any Subsidiary thereof;

                           (C) the matters contained in clauses (i) and (ii)
                  above; and

                  (iv) upon request of the Administrative Agent or any Bank, the Administrative Agent or such Bank, as the case may be, shall have received the latest available annual and interim financial statements for the Affiliate or Special Purpose Borrower (certified, if available).

Each Borrowing by any Affiliate or the Special Purpose Borrower shall be deemed to be a representation and warranty by such Affiliate or Special Purpose Borrower that the conditions specified in clauses (i) and (ii) above are satisfied on and as of the date of such Borrowing.

         5.2 FIRST LOAN TO THE COMPANY, AN AFFILIATE OR THE SPECIAL PURPOSE BORROWER

                  (a) In the case of the first Loan proposed to be made hereunder to the Company:

                  (i) the Administrative Agent shall have received an opinion of the Vice President - General Counsel or an Assistant General Counsel of the Company or, at the Company's option, other counsel (in which case, such counsel shall be satisfactory to the Administrative Agent), addressed to the Administrative Agent and Banks and in form satisfactory to the Administrative Agent in its reasonable judgment, to the effect that:

                           (A) the Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power under the laws of such State to enter into this Agreement, to borrow money and extend the Guarantee as contemplated by this Agreement, and to carry out the provisions of this Agreement;

                           (B) this Agreement has been duly authorized, executed
                  and delivered by the Company and, assuming due authorization, execution and delivery hereof by the Banks, is a valid and binding agreement of the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally and by general equitable principles regardless of whether such enforceability is considered in a proceeding in equity or at law;

                           (C) the execution, delivery and performance by the
                  Company of this Agreement will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under (in each case material to the Company and its Subsidiaries considered as a whole), or result in the creation or imposition of any lien, charge or encumbrance (in each case material to the Company and its respective Subsidiaries considered as a whole) upon any of the property or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or other similar agreement or instrument known to such counsel under which the Company is a debtor or a guarantor, nor will such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company; and

                           (D) there is no consent, approval, authorization,
                  order, registration or qualification of or with any Governmental Authority having jurisdiction over the Company which is required for, and the absence of which would materially affect, the execution, delivery and performance of this Agreement; and

                  (ii) the Administrative Agent shall have received such additional documents as it may reasonably request relating to the existence and good standing of the Company under the laws of the States of Delaware and Michigan and to the authorization, execution and delivery of this Agreement by the Company in form and substance reasonably satisfactory to the Administrative Agent.

         The documents referred to in this Section 5.2(a) shall be delivered to the Administrative Agent no later than the date of the first Loan hereunder, except that if such Loan is a Eurodollar Loan, the documents shall be delivered to the Bank at least two Eurodollar Business Days before such Loan.

                  (b) In addition to the conditions stated in Section 5.2(a) above, in the case of the first Loan proposed to be made to any Affiliate or the Special Purpose Borrower, the Administrative Agent shall have received:

                  (i) a duly executed Accession Memorandum of such Affiliate or the Special Purpose Borrower;

                  (ii) in the case of a Loan to the Special Purpose Borrower, an opinion of counsel with respect to the Special Purpose Borrower in form and substance substantially similar to the opinion delivered with respect to the Company pursuant to Section 5.2(a)(i);

                  (iii) in the case of a Loan to the Special Purpose Borrower, a copy of the Operative Agreement in form and substance reasonably acceptable to the Administrative Agent;

                  (iv) in the case of a Loan to the Special Purpose Borrower, information regarding the ownership structure of the Special Purpose Borrower; and

                  (v) such additional documents as it may reasonably request relating to the existence and good standing of the Affiliate or Special Purpose Borrower under the laws of the jurisdiction of its incorporation or organization and to the authorization, execution and delivery of the Accession Memorandum, all in form and substance reasonably satisfactory to the Administrative Agent.

                  (c) The documents referred to in this Section 5.2(b) shall be delivered to the Administrative Agent no later than the date of the first Loan to the Affiliate or Special Purpose

Borrower, as applicable, except (i) that if such Loan is a Eurodollar Loan, the documents shall be delivered to the Bank at least three Eurodollar Business Days before the date of Borrowing of such Loan and (ii) the Operative Agreement shall be provided to the Administrative Agent at least fifteen Domestic Business Days prior to the date of the first Loan to the Special Purpose Borrower.

SECTION 6.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Administrative Agent and each Bank that:

         6.1 CORPORATE AUTHORITY OF THE COMPANY

              (a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power under the laws of such State to execute and deliver this Agreement and to perform its obligations hereunder and thereunder, and is duly qualified and in good standing to do business as a foreign corporation in the State of Michigan;

              (b) This Agreement has been duly authorized, executed and delivered on behalf of the Company and, assuming due authorization, execution and delivery by the Banks, is a valid and legally binding agreement of the Company;

              (c) The execution, delivery and performance by the Company of this Agreement will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under (in each case material to the Company and its Subsidiaries considered as a whole), or result in the creation or imposition of any lien, charge or encumbrance (in each case material to the Company and its Subsidiaries considered as a whole) upon any of the property or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or other similar agreement or instrument under which the Company is a debtor or a guarantor, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-Laws of the Company; and

              (d) There is no consent, approval, authorization, order, registration or qualification of or with any Governmental Authority having jurisdiction over the Company which is required for, and the absence of which would materially affect, the execution, delivery and performance of this Agreement.

         6.2 FINANCIAL STATEMENTS

              (a) The Company has furnished the Administrative Agent and each Bank with, and the Administrative Agent and each Bank hereby acknowledges receipt of, a copy of the audited consolidated balance sheet and the related consolidated statements of income, equity and cash flows of the Company and its Subsidiaries at December 31, 2001 and 2000, and such financial statements present fairly in all material respects the financial position of the Company and Subsidiaries at those dates, in conformity with GAAP; and

              (b) As of the date of this Agreement there has not occurred any material adverse change in the financial position of the Company and its Subsidiaries considered as a whole, since December 31, 2001.

         6.3 LITIGATION

         As of the date of this Agreement there are no legal or governmental proceedings pending of which the Company or any of its Subsidiaries is the subject, and no such proceedings are known by the Company to be threatened or contemplated by Governmental Authorities or threatened by others, other than such proceedings which the Company believes will not have a material adverse effect upon the financial position of the Company and its Subsidiaries considered as a whole.

         6.4 USE OF PROCEEDS

         The proceeds of the Loans to the Company, the Affiliates and the Special Purpose Borrower will be used by such borrower primarily to finance the construction of the Company's new corporate headquarters in southeastern Michigan (the "New Corporate Offices") or, in the case of Loans to the Company, for the purpose of making investments in or a loan to an Affiliate or the Special Purpose Borrower for the purpose of financing construction of the New Corporate Offices. None of the proceeds of the Loans will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock within the meaning of Regulation U of the Federal Reserve Board.

         6.5 COMPLIANCE WITH ERISA

         The Company has satisfied the minimum funding standards under ERISA with respect to its Plans and is in compliance in all material respects with the currently applicable provisions of ERISA.

SECTION 7. COVENANTS

         During the term of this Agreement, unless compliance shall have been waived in writing in accordance with the terms of this Agreement, the Company agrees that:

         7.1 REPORTS; CERTIFICATE AS TO DEFAULT

         It will deliver to the Administrative Agent at the Notice Office:

              (a) within 120 days after the end of each of the Company's fiscal years copies of the Company's consolidated financial statements including consolidated results of operations and cash flows of the Company and its consolidated Subsidiaries all as audited by the Company's independent certified public accountants (the "Annual Report"), provided that if and when the Company files an Annual Report on Form 10-K with the Securities and Exchange Commission (the "10-K Report"), copies of the 10-K Report will be delivered to the Administrative Agent in lieu of the Annual Report;

               (b) within 70 days after the end of each of the first three quarters of each of the Company's fiscal years, copies of the Company's consolidated financial statements including consolidated results of operations and cash flows of the Company and its consolidated Subsidiaries (the "Quarterly Report"), provided that if and when the Company files a Quarterly Report on Form 10-Q with the Securities and Exchange Commission (the "10-Q Report"), copies of the 10-Q Report will be delivered to the Administrative Agent in lieu of the Quarterly Report; and

               (c) simultaneously with the delivery of each Annual Report or 10-K Report (as applicable) referred to in (a) above, a certificate of an authorized officer the Company (i) stating whether, to the knowledge of such officer, there exists on the date of the certificate any condition or event which then constitutes, or which after notice or lapse of time or both would constitute an Event of Default, Affiliate Event of Default or an Event of Default - Bankruptcy, and if any such condition or event exists, specifying the nature and period of existence thereof and the action the Company is taking and proposes to take with respect thereto, and (ii) demonstrating compliance with the Consolidated Leverage Ratio set forth in Section 7.9 hereof.

               (d) simultaneously with the delivery of each Quarterly Report or 10-Q Report (as applicable) referred to in (b) above, a certificate of an authorized officer of the Company demonstrating compliance with the Consolidated Leverage Ratio set forth in Section 7.9 hereof.

         7.2 FURTHER INFORMATION

               (a) From time to time while this Agreement is in effect, upon the reasonable request of the Administrative Agent or any Bank, officials of the Company will confer with officials of the Administrative Agent or such Bank and advise them as to matters bearing on the financial condition of the Company or any Affiliate or the Special Purpose Borrower to which Loans are then outstanding.

               (b) The Company, the Affiliate or the Special Purpose Borrower, whichever is the borrower, shall notify the Administrative Agent and each of the Banks at least two Eurodollar Business Days prior to any Loan to any borrower in the event that any Gross-up with respect to such Loan could be required by any Bank pursuant to the terms of this Agreement.

         7.3 LIENS

         The Company shall not, nor shall it permit any Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Indebtedness secured by a Lien upon any of its property or revenues, whether now owned or hereafter acquired, except Liens at any one time outstanding with respect to which the aggregate outstanding principal amount of the obligations secured thereby shall not exceed 15% of Consolidated Total Assets as reflected in the most recent Annual Report or 10-K Report delivered pursuant to Section 7.1(a); provided, however, that this Section 7.3 shall not apply to Indebtedness secured by:

               (a) Liens on property of, or on any shares of stock of or Indebtedness of, any corporation existing at the time such corporation becomes a Subsidiary;

               (b) Liens in favor of the Company or any Subsidiary;

               (c) Liens in favor of any governmental body to secure progress, advance or other payments pursuant to any contract or provision of any statute;

               (d) Liens on property, shares of stock or Indebtedness existing at the time of acquisition thereof (including acquisition through merger or consolidation) or to secure the payment of all or any part of the purchase price thereof or to secure any Indebtedness incurred prior to, at the time of, or within 60 days after, the acquisition of such property or shares or Indebtedness for the purpose of financing all or any part of the purchase price thereof; and

               (e) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Lien referred to in the foregoing clauses (a) to (d), inclusive; provided, however, that such extension, renewal or replacement Lien shall be limited to all or a part of the same property, shares of stock or Indebtedness that secured the Lien extended, renewed or replaced (plus improvements on such property).

         7.4 SALE-LEASEBACKS

         The Company shall not, nor shall it permit any Subsidiary to, directly or indirectly, enter into any arrangement with any bank, insurance company or other lender or investor (not including the Company or any Subsidiary) providing for the leasing by the Company or any Subsidiary of any property owned by the Company or any Subsidiary (except for leases between the Company and a Subsidiary or between Subsidiaries), which property has been or is to be sold or transferred by the Company or such Subsidiary to such bank, insurance company or other lender or investor (not including the Company or any Subsidiary) ("Sale-Leasebacks"), except for Sale-Leasebacks consummated since the Effective Date and which are outstanding on the relevant date of determination (other than Sale-Leasebacks to the extent the proceeds thereof are used to refinance any Sale-Leaseback which was in existence on the date hereof) in an aggregate amount, which when combined with (but without duplication) the aggregate outstanding principal amount of obligations secured by a Lien upon any of the property or revenues of the Company or any of its Subsidiaries at the time of entering into any such Sale-Leaseback shall not exceed 15% of Consolidated Total Assets as reflected in the most recent Annual Report or 10-K Report delivered pursuant to Section 7.1(a).

         7.5 MERGERS AND CONSOLIDATIONS

         The Company may consolidate with, or sell or convey all or substantially all its assets to, or merge with or into any other corporation, provided that in any such case (i) the successor corporation shall be a corporation organized and existing under the laws of the United States of America or a State thereof, (ii) such corporation shall expressly assume the due and punctual payment of the principal of and interest on all the Loans made to the Company hereunder, and the due and punctual performance and observance of all the covenants and conditions of this Agreement to be performed by the Company, including, without limitation, the Guarantee, by an instrument, satisfactory to the Administrative Agent in its reasonable judgment, executed and delivered to the Administrative Agent by such corporation, and (iii) such successor corporation shall not, immediately after such merger or consolidation or such sale or conveyance, be in default in the performance of any such covenant or condition and shall not immediately thereafter have outstanding any secured Indebtedness not expressly permitted by the provisions of Section 7.3.

         7.6 ADDITIONAL COVENANTS In the event that, at any time while this Agreement is in effect, the Company shall issue any indebtedness for borrowed money which is not by its terms subordinate and junior to other indebtedness of the Company ("Senior Debt") and such Senior Debt shall include, or be issued pursuant to a trust indenture or other agreement which includes, financial covenants not substantially provided for in this Agreement, the Company shall so advise the Administrative Agent. Thereupon, if the Administrative Agent shall so request by written notice to the Company, the Company, the Administrative Agent and the Banks shall enter into an amendment to this Agreement providing for substantially the same financial covenants as those contained in such Senior Debt, trust indenture or other agreement, mutatis mutandis. Such amendment containing such financial covenants shall remain in effect so long as such covenants remain in effect with respect to such Senior Debt. As used in this
Section 7.6 the term "financial covenant" shall mean a covenant on the part of the Company to the general effect that the Company shall maintain, on a consolidated basis and as of a specified date or dates, (a) a specified minimum net worth, (b) a ratio of debt to net worth not in excess of a specified maximum, (c) current assets in an amount not less than a specified amount in excess of current liabilities or (d) any similar ratio or amount or similar measure for the same general purpose of stating a minimum financial condition.

         7.7 ERISA

         The Company will comply with the minimum funding standards under ERISA with respect to its Plans and will use its best efforts to comply in all material respects with all other applicable provisions of ERISA and the regulations and interpretations promulgated thereunder. The Company will deliver to the Administrative Agent within 30 days after any executive officer of the Company becomes aware of the occurrence of any Reportable Event (other than a reduction in active Plan participants) with respect to any Plan, a certificate signed by the Chief Financial Officer, the Vice President - Finance, the Controller or the Treasurer of the Company setting forth the details as to such Reportable Event and the action which the Company is taking and proposes to take with respect thereto, together with a copy of the notice of such Reportable Event given to the Pension Benefit Guaranty Corporation.

         7.8 NOTIFICATION

         The Company will notify the Administrative Agent within 30 days after any executive officer of the Company becomes aware of any failure on the part of the Company duly to observe or perform any covenant contained in Section 7.3 or
Section 7.4.

         7.9 CONSOLIDATED LEVERAGE RATIO

         The Company shall not permit the Consolidated Leverage Ratio to exceed
3.5 to 1.0 at the end of any fiscal quarter.

         7.10 AMENDMENTS TO THE OPERATIVE AGREEMENT

         The Company shall not amend the material terms of the Operative Agreement without the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld).

SECTION 8. DEFAULT

         8.1 DEFAULTS RELATING TO THE COMPANY

         In case one or more of the following "Events of Default" shall have occurred and be continuing, that is to say:

               (a) default in any payment of principal of any Loan as and when the same shall become due and payable in accordance with the terms hereof, and the continuance of such default for five Domestic Business Days in the case of a Domestic Loan or five Eurodollar Business Days in the case of a Eurodollar Loan; or

               (b) default in the payment of any installment of interest upon any Loan as and when the same shall become due and payable, and continuance of such default for a period of five Domestic Business Days in the case of a Domestic Loan or five Eurodollar Business Days in the case of a Eurodollar Loan; or

               (c) failure on the part of the Company duly to observe or perform any covenant contained in Section 7.3 or Section 7.4 for 90 days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Administrative Agent or the Required Banks; or

               (d) failure on the part of the Company duly to observe or perform any other of the covenants or agreements of this Agreement for a period of 30 days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Administrative Agent or the Required Banks; provided, however, that in the case of a default under Section 4, such 30-day grace period shall run from the date that demand for payment by the Administrative Agent was made upon the Company pursuant to Section 4; or

               (e) any representation or warranty by the Company in this Agreement or in any certificate delivered pursuant hereto shall have proven to have been materially false or misleading; or

               (f) a Reportable Event (other than a reduction in active Plan participants) shall have occurred with respect to any Plan and, within 30 days after the reporting of such Reportable Event to the Administrative Agent, the Administrative Agent shall have notified the Company in writing that the Administrative Agent has made a reasonable determination that such Reportable Event is likely to have a material adverse effect upon the financial position of the Company and its subsidiaries considered as a whole; or

               (g) default in the payment of the principal of (or premium, if any, on) or interest on any other borrowing of the Company of $5,000,000 or more and such default continues for a period of 30 days, or any default with respect to any other borrowing of the Company of $5,000,000 or more and such default causes acceleration thereof; or

               (h) more than 50% in voting power of the voting securities of the Company shall be held by (i) any person or persons who "act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities" of the Company within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, or (ii) persons whose election to the Board of Directors shall not have been recommended by the committee of the Board of Directors charged with such recommendations shall constitute a majority of the members of the Board of Directors of the Company;

then, and in each and every such case, with the consent of the Required Banks, the Administrative Agent may, or upon the request of the Required Banks, the Administrative Agent shall, by notice in writing to the Company and the Special Purpose Borrower, terminate the Commitments and/or declare the principal of all Loans to the Company, any Affiliate and the Special Purpose Borrower and all other amounts owing under this Agreement to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived.

         8.2 DEFAULTS RELATING TO THE AFFILIATES AND THE SPECIAL PURPOSE
BORROWER

         In case one or more of the following "Affiliate Events of Default" shall have occurred and be continuing with respect to an Affiliate or the Special Purpose Borrower, that is to say:

               (a) default in any payment of principal of any Loan to such Affiliate or Special Purpose Borrower as and when the same shall become due and payable, whether at maturity or upon required repayment or upon declaration or otherwise, and the continuance of such default for five Domestic Business Days in the case of a Domestic Loan or five Eurodollar Business Days in the case of a Eurodollar Loan; or

               (b) default in the payment of any installment of interest upon any Loan to such Affiliate or Special Purpose Borrower as and when the same shall become due and payable, and continuance of such default for a period of five Domestic Business Days in the case of a Domestic Loans or five Eurodollar Business Days in the case of a Eurodollar Loan; or

               (c) any representation or warranty by such Affiliate or Special Purpose Borrower in this Agreement, in its Accession Memorandum or in any certificate delivered in connection therewith shall have proven to have been materially false or misleading; or

               (d) such Affiliate or Special Purpose Borrower shall have entered against it by a court having jurisdiction in the premises a decree or order for relief in respect of the Affiliate or Special Purpose Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Affiliate or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

         (e) such Affiliate or Special Purpose Borrower shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Affiliate or Special Purpose Borrower or for any substantial part of its property, or make any general assignment for the benefit of creditors, or fail generally to pay its debts as they become due, or take any corporate action in furtherance of any of the foregoing; or

         (f) an Event of Default under Section 8.1 shall have occurred and be continuing; or

         (g) the Guarantee set forth in Section 4 shall no longer be in full force and effect; or

         (h) with respect to the Special Purpose Borrower, the Special Purpose Borrower shall (i) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its development and ownership of the New Corporate Offices,
(ii) incur, create, assume or suffer to exist any Indebtedness or other liabilities or financial obligations, except nonconsensual obligations imposed by operation of law, Loans outstanding hereunder, obligations with respect to its capital stock and Indebtedness to the Company or any Subsidiary thereof,
(iii) own, lease, manage or otherwise operate any properties or assets other than the ownership, leasing, management and operation of the New Corporate Offices and the land related thereto, or (iv) fail to own the New Corporate Offices and the real estate incidental thereto; or

         (i) with respect to the Special Purpose Borrower, a default shall exist in respect to the Operative Agreement, such default continues for a period of 30 days or more and either the Special Purpose Borrower, the Company or any Affiliate party thereto shall take any action to exercise any right or remedy available to it due to such default;

then, (i) if such event is an Event of Default specified in clause (d) or (e), automatically all of the Loans to such Affiliate or Special Purpose Borrower and all other amounts owing by such Affiliate or Special Purpose Borrower under this Agreement shall immediately become due and payable, or (ii) if such event is any other Event of Default, with the consent of the Required Banks, the Administrative Agent may, or upon the request of the Required Banks, the Administrative Agent shall, by notice in writing to the Company and the defaulting Affiliate or Special Purpose Borrower, declare the principal of all outstanding Loans to such Affiliate or Special Purpose Borrower and all other amounts owing by such Affiliate or Special Purpose Borrower under this Agreement (but not any Loans to the Company or any other Affiliate or, it is not the defaulting borrower, the Special Purpose Borrower) to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived.

Notwithstanding anything to the contrary in this Agreement or in any Accession Memorandum, the parties hereto acknowledge and agree that a special purpose entity (other than the Special Purpose Borrower) may own either the New Corporate Offices or the real estate upon which the New Corporate Offices are constructed and that such ownership shall be permitted under this Agreement and any Accession Memoranda subject to the following conditions: (a) such special purpose entity shall be subject to the same restrictions and requirements contained herein which are applicable to the Special Purpose Borrower (other than provisions relating solely to its role as a borrower under this Agreement) and shall confirm the same by executing and delivering to the Administrative Agent an agreement in form and substance reasonably satisfactory to the Administrative Agent (it being understood that, (i) such agreement shall be deemed to be an Accession Memorandum for purposes of Section 8.2, (ii) such special purpose entity shall be deemed to be a Special Purpose Borrower for purposes of Sections 4, 5.1, 5.2, 8.2 (other than 8.2(a), 8.2(b) and 8.2(i)) and 11 (other than 11.1, 11.5, 11.7, 11.8. 11.9 and 11.10) and (iii) notwithstanding clause (ii) or anything else contained herein, such special purpose entity shall be permitted to incur up to $40,000,000 in Indebtedness to purchase the land on which the New Corporate Offices are built or to refinance existing Indebtedness with respect to such land), and (b) the arrangements and agreements between such special purpose entity and the Special Purpose Borrower, the Company and the Company's Affiliates shall be reasonably satisfactory in all material respects to the Administrative Agent.


         8.3 DEFAULTS RELATING TO BANKRUPTCY OF THE COMPANY

         In case one or more of the following "Events of Default - Bankruptcy" shall have occurred and be continuing with respect to the Company, that is to say:

               (a) the Company shall have entered against it by a court having jurisdiction in the premises a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

               (b) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Company or for any substantial part of its property, or make any general assignment for the benefit of creditors, or fail generally to pay its debts as they become due, or take any corporate action in furtherance of any of the foregoing;

then automatically the Commitments, if any, shall immediately terminate and all Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement shall immediately become due and payable.

         8.4 [RESERVED]

SECTION 9. ASSIGNMENT; PARTICIPATIONS

         9.1 ASSIGNMENT BY BANKS

               (a) No Bank shall, without the consent of the Company and the Administrative Agent (in each case which consent shall not be unreasonably withheld), transfer to any other office, branch or affiliate of the Bank or to any other financial institution, person or entity, all or any portion of the Loans, the Commitment or any of the Bank's other rights and obligations under this Agreement; provided, however, that:

               (i) without the consent of the Company, a Bank may transfer or assign (A) any of the Loans or any interest therein as a pledge to any Federal Reserve Bank or other similar central bank in another jurisdiction, provided that such pledge shall not release the Bank from its obligations hereunder and (B) all or any portion of the Loans, the Commitment or any of the Bank's other rights and obligations under this Agreement to any one or more assignees that is a Bank immediately prior to giving effect to such assignment; and

               (ii) without the consent of the Company, a Bank may transfer or assign all or any portion of the Loans, the Commitment or any of the Bank's other rights and obligations under this Agreement to any Person (A) five or more days after the occurrence and continuance of any Event of Default under Section 8.1(a) or Section 8.1(d) (in respect of Section 4) or (B) upon the occurrence and continuance of any Event of Default-Bankruptcy under Section 8.3.

               (b) Assignments shall be subject to the following additional conditions:

               (i) except in the case of an assignment to a Bank, an affiliate of a Bank or an assignment of the entire remaining amount of the assigning Bank's Commitments or Loans, the amount of the Commitments or Loans of the assigning Bank subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 and, after giving effect thereto, the assigning Bank shall have Commitments and Loans in an aggregate amount of at least $5,000,000, in each case unless the Company and the Administrative Agent otherwise consent, provided that (A) no such consent of the Company shall be required if an Event of Default under Section 8.1(a) or 8.1(d) (in respect of Section 4) has occurred and is continuing for a period of at least five days or an Event of Default-Bankruptcy under Section 8.3 has occurred and is continuing and
     (B) such amounts shall be aggregated in respect of each Bank and its affiliates, if any;

               (ii) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500;

               (iii) the assignee, if it shall not be a Bank, shall deliver to the Administrative Agent an administrative questionnaire; and

               (c) In the case of any assignment to financial institutions made without the consent of the Company, any such transferee or assignee of a Bank shall not be entitled to receive any greater interest or other payment by reason of Section 10.3 or 10.4 than such Bank would have been entitled to receive with respect to the rights so transferred or assigned unless such transfer or assignment is made by reason of the provisions of Section 10.2, 10.3 or 10.4 requiring the Bank to designate a different lending office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

               (d) Notwithstanding the foregoing, any Conduit Bank may assign any or all of the Loans it may have funded hereunder to its designating Bank without the consent of the Company or the Administrative Agent and without regard to the limitations set forth in this Section 9.1. Each of the Company, each Bank and the Administrative Agent hereby confirms that it will not institute against a Conduit Bank or join any other Person in instituting against a Conduit Bank any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any state bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Conduit Bank; provided, however, that each Bank designating any Conduit Bank hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such Conduit Bank during such period of forbearance.

         9.2 PARTICIPATION IN LOANS

         Each Bank shall have the right to sell to any bank or other financial institution (a "Participant") a participating interest in such Bank's Commitment or in the Loans held by such Bank; provided, however, that, following any such sale, (a) such Bank's obligations under this Agreement shall remain unmodified and fully effective and enforceable against such Bank, (b) such Bank shall remain solely responsible to the Company, the Affiliates and the Special Purpose Borrower for the performance of such obligations, including, without limitation, its Commitment and the obligation of such Bank to fund Loans hereunder, (c) the Administrative Agent and the Company, the Affiliates and the Special Purpose Borrower shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement, (d) such Bank shall retain the sole right and responsibility to enforce the obligations of the Company, the Affiliates and the Special Purpose Borrower hereunder, including, without limitation, the sole right to approve of or consent to any action hereunder or any amendment, modification or waiver hereof, except that such Bank may grant to a Participant a joint right to approve of or consent to any action, amendment, modification or waiver that would (i) reduce the amount or extend the time for payment (other than pursuant to Section 2.12) of any principal of, or interest on, the Loans, (ii) increase the amount of such Bank's Commitment or
(iii) reduce the amount of the Commitment Fee, in each case, from that in effect at the time of the sale of the participating interest, provided that if such Bank so grants to a Participant a right to approve of or consent to a reduction in the Commitment Fee, the term of the participating interest sold to such Participant shall not extend beyond, and unless earlier terminated such participating interest shall automatically terminate on, the day immediately prior to the day and month of the Effective Date next following the sale of such participating interest, and (e) any such participating interest shall be in a minimum amount of $5,000,000 on the date the participating interest is sold. On the month and day of the Effective Date of each year (or, if any such month and day of the Effective Date is not a Domestic Business Day, on the next succeeding Domestic Business Day), each relevant Bank shall furnish to the Administrative Agent and the Company a written notice disclosing the name of each Participant which held a participating interest in such Bank's Commitment or any Loan held by such Bank at any time during the 12-month period ended on the day immediately prior to the day and month of the Effective Date next preceding such date. A Participant shall not be entitled to receive any greater payment under Section 10.3 or 10.4 than the applicable Bank would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Company's prior written consent. Any Participant that is a foreign person (i.e., a person organized or incorporated under the laws of a country other than the United States of America) shall not be entitled to the benefits of Section 10.4 unless such Participant complies with Section 10.4(c).

         9.3 ASSIGNMENT BY THE COMPANY, AFFILIATES OR SPECIAL PURPOSE BORROWER

         None of the Company, the Affiliates or the Special Purpose Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Bank, provided that (a) the Company and any Affiliate may transfer existing Loans and obligations with respect thereto to the Special Purpose Borrower by written notice to the Administrative Agent at the time the Special Purpose Borrower delivers its Accession Memorandum to the Administrative Agent and complies with the other conditions set forth in Section 5.2(b) and (b) the Special Purpose Borrower may assign any Loans made or assigned to it to the Company or any Affiliate at any time upon written notice to the Administrative Agent. In the event of any assignment of Loans pursuant to this Section, the Administrative Agent make appropriate entries in the Register to reflect such transfer and the assignee shall be treated as the borrower of the assigned Loans for all purposes of this Agreement. In no event shall any assignment of Loans from the Company or an Affiliate to the Special Purpose Borrower, or from the Special Purpose Borrower to an Affiliate, pursuant to the terms of this Section 9.1(c) release the Company or the Affiliates from its other obligations under this Agreement including, in the case of the Company, its guarantee obligations under Section 4 with respect to the assigned Loans.

SECTION 10. CHANGE IN CIRCUMSTANCES

         10.1 BASIS FOR DETERMINING INTEREST RATE INADEQUATE OR UNFAIR

         The Banks shall have no obligation to make a new Eurodollar Loan, to extend an outstanding Eurodollar Loan or to convert an outstanding Loan into a Eurodollar Loan if the Administrative Agent determines that:

               (a) by reason of circumstances generally affecting all interbank markets for deposits in United States dollars (in the applicable amounts), LIBO Rates for such deposits are not being offered to the Banks for a term equal to any Interest Period for which such new Loan, extended Loan or converted Loan shall be requested by the Company, an Affiliate or the Special Purpose Borrower; or

               (b) based on notice received from the Required Banks, the LIBO Rate will not adequately and fairly reflect the cost to the Banks of maintaining or funding such new Loan, extended Loan or converted Loan as shall be requested by the Company, an Affiliate or the Special Purpose Borrower.

Upon any such determination, the Administrative Agent shall give telecopy or telephonic notice thereof to the Company, the Affiliate or the Special Purpose Borrower and the Banks as soon as practicable. If such notice is given pursuant to this Section 10.1, then (i) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (ii) any Base Rate Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as Base Rate Loans and
(iii) any outstanding Eurodollar Loans shall be converted, on the last day of the then-current Interest Period, to Base Rate Loans. Until such relevant notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Company, the Affiliates or the Special Purpose Borrower have the right to convert Base Rate Loans to Eurodollar Loans.

         10.2 ILLEGALITY

               (a) If, after the date of this Agreement, the introduction of, or any change in, any applicable law or regulation or in the interpretation or administration thereof by any governmental, monetary, or regulatory authority charged with the interpretation or administration thereof or compliance by any Bank with any request or directive of any such authority shall make it unlawful for such Bank to make, maintain or fund any Loan, such Bank shall give notice thereof to the Company and, if the Loan is to an Affiliate of the Special Purpose Borrower, to such Affiliate or Special Purpose Borrower (in each case with a copy to the Administrative Agent). Before giving any notice pursuant to this Section 10.2, the relevant Bank shall designate a different lending office if such designation would avoid the need for giving such notice and it would not otherwise be disadvantageous to such Bank in its reasonable judgment. Upon receipt of such notice the Company shall or, if the Loan is to an Affiliate or the Special Purpose Borrower, such Affiliate or Special Purpose Borrower shall on either (A) the last day of the then-current Interest Period applicable to such Loan if such Bank may lawfully continue to maintain and fund such Loan to such day or (B) not later than the last date such Bank may lawfully continue to fund and maintain such Loan, either (i) prepay in full, without premium or penalty, the then outstanding principal amount of each affected Loan, together with accrued interest thereon or (ii) convert such Loan into another category of Loan (which would not be unlawful for the relevant Banks to make) as provided in
Section 2.12.

               (b) Upon any prepayment or conversion of a Loan made pursuant to
Section 10.2(a) other than at the end of an Interest Period, the Company or the Affiliate or Special Purpose Borrower, as applicable, shall reimburse the Bank upon demand for any loss incurred by it as a result of the timing of such prepayment or conversion, in the manner provided in Section 2.18.

         10.3 INCREASED COST

              (a) If (i) Regulation D of the Federal Reserve Board as in effect on the Effective Date ("Regulation D"), (ii) minimum reserve requirements of the Bank of England and/or the Financial Services Authority as in effect on the Effective Date ("Mandatory Cost Rate"), or (iii) after the date hereof, the adoption of any applicable law or regulation, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank with any request or directive of any such authority, central bank or comparable agency (a "Regulatory Change"):

              (A) shall subject any Bank to any tax, duty or other charge with respect to Eurodollar Loans or its obligation to make Eurodollar Loans, or shall change the basis of taxation of payments to such Bank of the principal of or interest on Eurodollar Loans or any other amounts due under this Agreement in respect of Eurodollar Loans or its obligation to make Eurodollar Loans (except for changes in the rate of tax on the overall net income of such Bank or the Eurodollar Lending Office imposed by the jurisdictions in which such Bank's principal executive office or Eurodollar Lending Office are located); or

              (B) shall impose, modify or cause to be applicable any reserve (including, without limitation, any imposed by the Federal Reserve Board), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, such Bank or the Eurodollar Lending Office or shall impose on such Bank (or the Eurodollar Lending Office) or all interbank markets applicable to such Eurodollar Loans any other condition affecting the Eurodollar Loans or its obligation to make Eurodollar Loans;

and the result of any of the foregoing is to increase the cost to such Bank (or the Eurodollar Lending Office) of making or maintaining any Eurodollar Loans, or to reduce the amount of any sum received or receivable by such Bank (or the Eurodollar Lending Office) under this Agreement, by an amount deemed by such Bank to be material, the Company, the Affiliate or the Special Purpose Borrower, as applicable, shall pay to such Bank such additional amount or amounts as will compensate such Bank for any such increased cost or reduction incurred or suffered by such Bank from and after the later of (i) the date that is 15 days prior to receipt of notice from such Bank of such costs and (ii) the last date preceding receipt of such notice from such Bank on which interest was due and payable pursuant to Section 2.15 on any such Eurodollar Loan. Any Bank which provides notice to the Company, an Affiliate or the Special Purpose Borrower of increased costs pursuant to this Section 10.3(a) shall also provide a copy of such notice to the Administrative Agent.

              (b) Without limiting the effect of the foregoing, so long as any Bank shall be required to maintain reserves against "Eurodollar liabilities" under Regulation D (or, so long as such Bank may be required, by any Mandatory Cost Rate or by reason of any Regulatory Change, to maintain reserves against any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or against any category of extensions of credit or other assets of such Bank which includes any Eurodollar Loans) (such reserves are collectively called "Reserves") the Company, an Affiliate or the Special Purpose Borrower, as applicable, shall pay to such Bank an amount (reasonably estimated by such Bank) for each day during each Interest Period for such Eurodollar Loans equal to the product of the following:

               (i) the principal amount of each Eurodollar Loan to which such Interest Period relates; multiplied by

               (ii) the difference between (A) a fraction, the numerator of which is the LIBO Rate (expressed as a decimal) applicable to such Eurodollar Loan and the denominator of which is one (1) minus such Bank's Actual Reserve Cost (defined below) (expressed as a decimal) and
         (B) the LIBO Rate; multiplied by

               (iii) 1/360.

         For the purposes of this Section 10.3(b), the "Bank's Actual Reserve Cost" (which shall be reasonably estimated by the relevant Bank) shall be equal to the cost actually incurred by such Bank from time to time during such Interest Period as a result of the requirement that such Bank maintain Reserves with respect to such Eurodollar Loan.

               (c) Each Bank shall take reasonable steps, including without limitation, the designation of a different Eurodollar Lending Office (unless it would otherwise be disadvantageous to the Bank in its reasonable judgment) if such steps would avoid the need for or reduce the amount of any payment that otherwise would be due under Section 10.3(a) or 10.3(b). Any amounts payable by the Company, an Affiliate or the Special Purpose Borrower under Sections 10.3(a) or 10.3(b) shall be remitted after the end of each Interest Period, within 30 days after submission by the Bank to the Company, the Affiliate or the Special Purpose Borrower, as applicable (with a copy to the Administrative Agent) of a written statement setting forth the amount thereof.

               (d) From time to time during the term of this Agreement, upon the request of the Company, each Bank shall provide to the Company (with a copy to the Administrative Agent) its best estimate of such Bank's Actual Reserve Cost incurred or to be incurred with respect to Eurodollar Loans in the principal amounts specified in the Company's request.

         10.4 WITHHOLDING TAXES

               (a) Each Bank agrees to take reasonable measures, unless it would otherwise be disadvantageous to such Bank in its reasonable judgment to avoid or minimize withholding taxes in connection with any payments made to such Bank hereunder, including without limitation designating another office of the Bank as the lending office for a Loan.

               (b) If the Company, an Affiliate or the Special Purpose Borrower shall be required by law to deduct or withhold any taxes from or in respect of any sum payable hereunder to the Administrative Agent or any Bank, then, subject to Sections 10.4(e) and 10.4(f):

                  (i) the Company, Affiliate or Special Purpose Borrower, as applicable, shall make such deductions;

                  (ii) the Company, Affiliate or Special Purpose Borrower, shall pay the full amount deducted to the relevant taxation authority in accordance with applicable law, and shall provide to the Administrative Agent or such Bank upon its request any official receipts or other evidence of payment thereof that the Company, Affiliate or Special Purpose Borrower, as applicable, may obtain or have in its possession; and

                  (iii) if (A) the Administrative Agent or such Bank notifies the Company or Special Purpose Borrower (pursuant to Section 2.6 or 2.12) at the time that the Company (on behalf of itself or an Affiliate) or the Special Purpose Borrower gives a notice of Borrowing or a notice to extend or convert any Loan that such Bank will require a Gross-up for withholding taxes in connection with such Loan, as so extended or converted, if applicable, or (B) no such notice was given by the Administrative Agent or any Bank, but after a notice of Borrowing, extension or conversion pursuant to Section 2.6 or 2.12 in respect of such Loan was given a change in applicable law or regulation, or a change in the interpretation or administration thereof by any governmental or comparable authority, occurs that requires the Company, an Affiliate or the Special Purpose Borrower to so deduct or withhold taxes from or in respect of any sum payable to the Administrative Agent or such Bank, then the sum payable to the Administrative Agent or such Bank after the Company, the Affiliate or the Special Purpose Borrower, as applicable, makes all required deductions shall be increased by an amount such that the Administrative Agent or such Bank receives a total amount equal to the sum it would have received had no such deductions been made. If neither the Administrative Agent nor the affected Bank notifies the Company or Special Purpose Borrower at or prior to the time that the Company or Special Purpose Borrower gives a notice of Borrowing or a notice to extend or convert a Loan, as applicable, that the Administrative Agent or such Bank will require a Gross-up in connection with such Loan, as so extended or converted, if applicable, no Gross-up in respect of such Loan will be paid to the Administrative Agent or such Bank, except to the extent that a subsequent change in applicable law or regulation, or a change in the interpretation or administration thereof by any governmental or comparable authority, requires the Company, the Affiliate or the Special Purpose Borrower to deduct or withhold taxes (or an increased amount thereof) from or in respect of any sum payable to the Administrative Agent or such Bank in respect of such Loan.

                  (c) If a Bank or the Bank's lending office is a foreign person (i.e., a person organized or incorporated under the laws of a country other than that under which the Company, the Affiliates or the Special Purpose Borrower is incorporated), such Bank agrees that:

                  (i) it shall promptly deliver to the Administrative Agent and the Company, each Affiliate and the Special Purpose Borrower such accurate and complete signed forms or documentation as may be required from time to time by any applicable law, treaty, rule or regulation as a condition to exemption or other relief from or reduction of tax for withholding purposes; and

                  (ii) it shall, before or promptly after the occurrence of any event (including the passing of time) requiring a change in or renewal of the most recent forms or documentation previously delivered by such Bank, deliver to the Administrative Agent and the Company, each Affiliate and the Special Purpose Borrower accurate and complete signed copies of such forms or documentation.

                  (d) To the extent that, as determined in good faith by the Administrative Agent or any Bank in its sole discretion and without any obligation to disclose its tax records, taxes withheld and paid in accordance with this Section 10.4 for which a Gross-up has been paid have been irrevocably utilized by the Administrative Agent or such Bank (either as credits or deductions) to reduce its tax liabilities and such utilization is consistent with its overall tax policies, the Administrative Agent or such Bank shall pay to the Company, the Affiliate or the Special Purpose Borrower, as applicable, an amount equal to such reduction obtained to the extent of such Gross-up paid by the Company, Affiliate or Special Purpose Borrower, as applicable, to the Administrative Agent or such Bank as aforesaid.

                  (e) Notwithstanding anything herein to the contrary, none of the Company, any Affiliate or the Special Purpose Borrower will be required to pay any Gross-up in respect of taxes described below:

                  (i) if the obligation to pay such Gross-up would not have arisen but for a failure by a Bank to comply with its obligations under
         Section 10.4(c) in respect of the applicable lending office; or

                  (ii) if a Bank shall have delivered to the Company, the Affiliate or the Special Purpose Borrower, as applicable, any form or documentation required by Section 10.4(c) pursuant to which the Bank claims exemption from withholding tax by any jurisdiction or under any treaty of such jurisdiction, and the Bank shall not at any time be entitled to exemption from deduction or withholding of taxes by such jurisdiction in respect of payment by the Company, Affiliate or Special Purpose Borrower, as applicable, hereunder for the account of such lending office for any reason other than a change in such jurisdiction's law or regulations or any applicable tax treaty or regulations or in the official interpretation of any such law, treaty or regulations by any Governmental Authority charged with the interpretation or administration thereof after the date of delivery of such form or documentation.

                  (f) In the event any Bank sells or grants a participation in its rights under this Agreement or any Loan hereunder, such Bank agrees to undertake sole responsibility for complying with any withholding tax requirements relating to the purchaser thereof imposed by any jurisdiction, including, without limitation, those imposed by Sections 1441 and 1442 of the United States Internal Revenue Code of 1986, as amended.

         10.5 REPLACEMENT OF BANKS.

                  The Company or Special Purpose Borrower shall be permitted to replace any Bank that (a) requests reimbursement from it for amounts owing pursuant to Section 10.3 or

10.4(b) or (b) defaults in its obligation to make Loans to it hereunder, with a replacement financial institution; provided that (i) such replacement does not conflict with any Requirement of Law, (ii) no Event of Default, Affiliate Event of Default or Event of Default-Bankruptcy shall have occurred and be continuing at the time of such replacement, (iii) prior to any such replacement, such Bank shall have taken no action under Section 10.3(e) or 10.4(a) so as to eliminate the continued need for payment of amounts owing pursuant to Section 10.3 or 10.4(b), (iv) the replacement financial institution shall purchase, at par, all Loans and other amounts owing to such replaced Bank on or prior to the date of replacement, (v) the Company or Special Purpose Borrower shall be liable to such replaced Bank under Section 2.18 if any Eurocurrency Loan owing to such replaced Bank shall be purchased other than on the last day of the Interest Period relating thereto, (vi) the replacement financial institution, if not already a Bank, shall be reasonably satisfactory to the Administrative Agent, (vii) the replaced Bank shall be obligated to make such replacement in accordance with the provisions of Section 9.1 (provided that the Company or Special Purpose Borrower, as applicable, shall be obligated to pay the registration and processing fee referred to therein), (viii) until such time as such replacement shall be consummated, the Company or Special Purpose Borrower shall pay all additional amounts (if any) required pursuant to Section 10.3 or 10.4(b), as the case may be, and (ix) any such replacement shall not be deemed to be a waiver of any rights that the Company, the Special Purpose Borrower, the Administrative Agent or any other Bank shall have against the replaced Bank.

SECTION 11. THE AGENTS

         11.1 APPOINTMENT

         Each Bank hereby irrevocably designates and appoints the Administrative Agent as the agent of such Bank under this Agreement, and each such Bank irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent.

         11.2 DELEGATION OF DUTIES

         The Administrative Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care in consultation with the Company.

         11.3 EXCULPATORY PROVISIONS

         Neither any Agent nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such person under or in connection with this Agreement (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Banks for any recitals, statements, representations or warranties made by the Company, any Affiliate or the Special Purpose Borrower or any officer thereof contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or for any failure of the Company to perform its obligations hereunder. The Agents shall not be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Company, any Affiliate or the Special Purpose Borrower.

         11.4 RELIANCE BY ADMINISTRATIVE AGENT

         The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel (including counsel to the Company, any Affiliate or the Special Purpose Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first receive such advice or concurrence of the Required Banks (or, if so specified by this Agreement, all Banks) as it deems appropriate or it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Banks (or, if so specified by this Agreement, all Banks), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks and all future holders of the Loans.

         11.5 NOTICE OF DEFAULT

         The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any default or Event of Default, Affiliate Event of Default or Event of Default-Bankruptcy unless the Administrative Agent has received notice from a Bank, the Company, an Affiliate or the Special Purpose Borrower referring to this Agreement, describing such default or Event of Default, Affiliate Event of Default or Event of Default-Bankruptcy and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Banks. The Administrative Agent shall take such action with respect to such default or Event of Default, Affiliate Event of Default or Event of Default-Bankruptcy as shall be reasonably directed by the Required Banks (or, if so specified by this Agreement, all Banks); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such default or Event of Default, Affiliate Event of Default or Event of Default-Bankruptcy as it shall deem advisable in the best interests of the Banks.

         11.6 NON-RELIANCE ON AGENTS AND OTHER BANKS

         Each Bank expressly acknowledges that neither the Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of the Company, any Affiliate or the Special Purpose Borrower shall be deemed to constitute any representation or warranty by any Agent to any Bank. Each Bank represents to the Agents that it has, independently and without reliance upon any Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Company and made its own decision to make its Loans hereunder and enter into this Agreement. Each Bank also represents that it will, independently and without reliance upon any Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly required to be furnished to the Banks by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Company and its Affiliates or the Special Purpose Borrower that may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

         11.7 INDEMNIFICATION

         The Banks agree to indemnify each Agent in its capacity as such (to the extent not reimbursed by the Company, the Affiliates or the Special Purpose Borrower and without limiting the obligation of the Company, the Affiliates and the Special Purpose Borrower to do so), ratably according to their respective Aggregate Exposure Percentages in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Loans shall have been paid in full, ratably in accordance with such Aggregate Exposure Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of, the Commitments, the Loans, this Agreement, any documents contemplated by or referred to herein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided that no Bank shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent's gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

         11.8 AGENT IN ITS INDIVIDUAL CAPACITY

         Each Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Company or an Affiliate as though such Agent were not an Agent. With respect to Loans made or renewed by it, each Agent shall have the same rights and powers under this Agreement as any Bank and may exercise the same as though it were not an Agent, and the terms "Bank" and "Banks" shall include each Agent in its individual capacity.

         11.9 SUCCESSOR ADMINISTRATIVE AGENT

         The Administrative Agent may resign as Administrative Agent upon 45 days' notice to the Banks and the Company. If the Administrative Agent shall resign as Administrative Agent under this Agreement, then the Required Banks shall appoint from among the Banks a successor administrative agent for the Banks, which successor administrative agent shall (unless an Event of Default under Section 8.1(a) or Section 8.3 with respect to the Company shall have occurred and be continuing) be subject to approval by the Company (which approval shall not be unreasonably withheld or delayed), whereupon such successor administrative agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor administrative agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor administrative agent has accepted appointment as Administrative Agent by the date that is 45 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective, and the Banks shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Banks appoint a successor administrative agent as provided for above. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

         11.10 SYNDICATION AGENT

         The Syndication Agent shall not have any duties or responsibilities hereunder in its capacity as such.

SECTION 12. MISCELLANEOUS

         12.1 NOTICES

         Unless otherwise specified herein all notices, requests, demands or other communications to or from the parties hereto shall be in writing and shall be deemed to have been duly given and made, in the case of a letter, upon delivery or three days after deposit in the mail registered first class mail, postage prepaid; and in the case of a facsimile, when a facsimile is sent and receipt is telephonically confirmed; provided, however, that notices pursuant to
Section 2.6, 2.8 or 2.12 or any other notices herein which are given by telephone shall not be effective until received by the party to whom notice is given. Unless otherwise specified herein, any such notice, request, demand, or communication shall be delivered or addressed as follows:

                  (a) if to the Company, to it at 5500 Auto Club Drive, Dearborn, Michigan 48126 U.S.A., Attention: Treasurer (or facsimile number 313-390-3322, Attention: Treasurer);

                  (b) if to an Affiliate or the Special Purpose Borrower, to it at the address or facsimile number designated in its Accession Memorandum;

                  (c) if to the Administrative Agent, to it at the Notice Office; and

                  (d) if to the Banks, to each Bank at the address set forth in the administrative questionnaire delivered to the Administrative Agent;

or at such other address or facsimile number as either party hereto may designate by written notice to the other party hereto.

         12.2 TERM OF AGREEMENT

         The term of this Agreement shall be until the payment in full of the Loans, provided that the obligations of the Company, the Affiliates and the Special Purpose Borrower with respect to any payment required to be made by it under this Agreement shall survive the term of this Agreement.

         12.3 NO WAIVERS

         No failure or delay by the Administrative Agent or any Bank in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         12.4 NEW YORK LAW AND JURISDICTION

              (a) THIS AGREEMENT AND EACH ACCESSION MEMORANDUM SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

              (b) THE COMPANY, THE AFFILIATES, THE SPECIAL PURPOSE BORROWER, THE ADMINISTRATIVE AGENT AND THE BANKS EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND THE APPELLATE COURTS FROM ANY THEREOF, FOR PURPOSES OF ANY ACTION ARISING UNDER THIS AGREEMENT OR ANY ACCESSION MEMORANDUM, OR REGARDING ANY LOANS MADE HEREUNDER, AND EACH HEREBY AGREES THAT ANY DISPUTES RELATING TO THIS AGREEMENT OR ANY ACCESSION MEMORANDUM OR ANY LOANS MADE HEREUNDER SHALL BE RESOLVED ONLY IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK. EACH OF THE FOREGOING PARTIES HEREBY STIPULATES THAT THE VENUES REFERENCED IN THIS SECTION 12.4(b) ARE CONVENIENT AND EACH WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE RELATING TO THE VENUE OR CONVENIENCE OF SUCH COURTS. IF FOR ANY REASON CLAIMS HEREUNDER CANNOT BE PURSUED IN ANY OF THE FOREGOING COURTS OF NEW YORK, ALL REFERENCES IN THIS SECTION 12.4(b) TO THE COURTS OF NEW YORK SHALL INSTEAD BE DEEMED TO BE REFERENCES TO THE COURTS OF THE STATE OF MICHIGAN AND OF THE UNITED STATES FOR THE EASTERN DISTRICT OF MICHIGAN. ENFORCEMENT OF FINAL, NONAPPEALABLE JUDGMENTS RECEIVED IN ANY OF THE FOREGOING COURTS MAY ALSO BE SOUGHT IN ANY OTHER APPROPRIATE COURT OR JURISDICTION.

              (c) The Secretary of the Company shall be the agent for service of process with regard to all claims hereunder by the Administrative Agent or Banks against the Special Purpose Borrower or any Affiliate.

         12.5 ENTIRE AGREEMENT

         This Agreement, together with any Accession Memoranda, constitutes the entire understanding between the parties with respect to the subject matter of this Agreement and supersedes any prior discussions, negotiations, agreements and understandings. The parties hereto acknowledge that the general banking or business conditions or any similar bank lending rules or requirements of any organization not having the force of law, now or hereafter in effect shall not be applicable to this Agreement, the Accession Memoranda or any Loans made hereunder to the Company, an Affiliate or the Special Purpose Borrower by the Banks.

         12.6 PAYMENT OF CERTAIN EXPENSES

              (a) Except to the extent otherwise agreed upon in writing by the parties hereto, the Company agrees to pay or reimburse the Administrative Agent for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of counsel to the Administrative Agent, with statements with respect to the foregoing to be submitted to the Company prior to the Effective Date (in the case of amounts to be paid on the Effective Date) and from time to time thereafter on a quarterly basis or such other periodic basis as the Administrative Agent shall deem appropriate.

              (b) The Company, with respect to an Event of Default and Event of Default - Bankruptcy and Loans to it, or an Affiliate or the Special Purpose Borrower with respect to an Affiliate Event of Default by such entity and Loans to it, will

              (i) upon the occurrence of an Event of Default, Affiliate Event of Default or Event of Default - Bankruptcy, as applicable, pay all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Banks (including counsel fees) in connection with such Event of Default, Affiliate Event of Default or Event of Default - Bankruptcy and collection and other enforcement proceedings resulting therefrom; and

              (ii) pay all stamp and other taxes, if any, which may be determined to be payable in connection with the execution and delivery of this Agreement and any Accession Memoranda, or in connection with any modification of this Agreement or any Accession Memoranda or any waiver or consent under or in respect of this Agreement or any Accession Memoranda, and will save the Administrative Agent and the Banks harmless against any loss or liability (including interest and penalties) resulting from nonpayment or delay in payment of any such taxes.

              (c) The Company, the Affiliate and the Special Purpose Borrower jointly and severally agree to pay, indemnify, and hold each Bank and the Administrative Agent and their respective officers, directors, employees, affiliates, agents and controlling persons (each, an "Indemnitee") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, including any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any environmental law applicable to the operations of the Company, the Affiliates, the Special Purpose Borrower or any of their Subsidiaries or any of their respective owned or leased properties and the reasonable fees and expenses of legal counsel in connection with claims, actions or proceedings by any Indemnitee against the Company, any Affiliate or the Special Purpose Borrower (all the foregoing in this clause (c), collectively, the "Indemnified Liabilities"), provided, that the Company, the Affiliates and the Special Purpose Borrower shall not have any obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee. Without limiting the foregoing, and to the extent permitted by applicable law, each of the Company, each Affiliate and the Special Purpose Borrower agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries to waive all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to environmental laws, that any of them might have by statute or otherwise against any Indemnitee. All amounts due under this Section 12.6 shall be payable not late than 10 days after written demand therefor.

              (d) The obligations of the Company, the Affiliates and the Special Purpose Borrower under this Section 12.6 shall survive payment of the Loans.

         12.7 [RESERVED]

         12.8 CHANGES, WAIVERS, ETC.; ADJUSTMENTS

              (a) Neither this Agreement nor any provision hereof may be amended, supplemented, changed, waived, discharged or terminated orally, but only by a statement in writing signed by the Company and the Required Banks or, with the consent of the Required Banks, the Company and the Administrative Agent, it being agreed by the Company that in no event shall the Company enter into an agreement with the Special Purpose Borrower which subjects the Company's approval to an amendment of any part of this Agreement to the consent of the Special Purpose Borrower; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) forgive the principal amount or extend the final scheduled date of maturity of any Loan, reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof, or increase the amount or extend the termination date of any Bank's Commitment, in each case without the written consent of each Bank directly affected thereby; (ii) eliminate or reduce the voting rights of any Bank under this Section 12.8 without the written consent of such Bank; (iii) reduce any percentage specified in the definition of Required Banks, consent to the assignment or transfer by the Company of any of its rights and obligations under this Agreement (other than in accordance with and to the extent permitted by Section 9.3), or release the Company from its guarantee obligations under
Section 4 in each case without the written consent of all Banks; (iv) amend, modify or waive any provision of Section 11 without the written consent of each Agent or (v) amend or modify the interest rate, maturity, amortization or principal amount outstanding on any Loan made or assigned to the Special Purpose Borrower without the Special Purpose Borrower's consent. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Banks and shall be binding upon the Company, the Affiliates, the Special Purpose Borrower, the Banks, the Agents and all future holders of the Loans. In the case of any waiver, the Company, the Affiliates, the Special Purpose Borrower, the Banks and the Administrative Agent shall be restored to their former position and rights hereunder, and any default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other default or Event of Default, or impair any right consequent thereon.

              (b) Except to the extent that this Agreement expressly provides for payments to be allocated to a particular Bank, if any Bank (a "Benefitted Bank") shall receive any payment of all or part of the Obligations owing to it in a greater proportion than any such payment to any other Bank, if any, in respect of the Obligations owing to such other Bank, such Benefitted Bank shall purchase for cash from the other Banks a participating interest in such portion of the Obligations owing to each such other Bank as shall be necessary to cause such Benefitted Bank to share the excess payment ratably with each of the Banks; provided, however, that if all or any portion of such excess payment is thereafter recovered from such Benefitted Bank, such purchase shall be rescinded and the purchase price returned, to the extent of such recovery, but without interest.

         12.9 SEVERABILITY

         If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and enforceable to the extent permitted by law.

         12.10 SUCCESSORS AND ASSIGNS

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         12.11 COUNTERPARTS

         This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Complete sets of counterparts shall be delivered to the Company, the Administrative Agent and the Banks.

         12.12 THIRD PARTY BENEFICIARIES

         Any Special Purpose Borrower, each of the Affiliates of the Company and any office, branch or affiliate of the Administrative Agent and the Banks which make Loans hereunder shall be a third party beneficiary of this Agreement.

         12.13 ELECTRONIC RECORDING

         The parties to this Agreement may electronically record any telephone communications with one another relating to any preliminary or final notices of any Borrowing or any extension and conversion of Loans pursuant to Section 2.6 or 2.12. In the event that any electronically recorded final notice of Borrowing or extension or conversion differs from the terms of the corresponding written notice of Borrowing or extension or conversion, the terms of the electronically recorded notice shall control.

                     [THIS SPACE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                    VISTEON CORPORATION, as Company


                                    By:   /s/ Mary Winston
                                        ----------------------------------------
                                           Mary Winston
                                    Title: Vice President & Treasurer


                                    JPMORGAN CHASE BANK, as Administrative Agent and Bank


                                    By:   /s/ Julie S. Long
                                        ----------------------------------------
                                           Julie S. Long
                                    Title: Vice President

                                    BANK OF AMERICA, N.A., as Syndication Agent and as a Bank


                                    By:   /s/ Matthew J. Ruly
                                        ----------------------------------------
                                    Title: Vice President





SIGNATURE PAGE TO THE
FIVE-YEAR TERM LOAN CREDIT AGREEMENT